Exhibit 99.2

NOI
Portfolio
National Platform
Strategic Neighborhood
Action
Talent
Top Landlord
Value-oriented
National Convenience
Small Shop
Entrepreneurial
Accounts
Owner
Shopping
Best-in-class
Customers
Pure Play
Key Landlord
Consistent
Centers
Goal-oriented
In-fill
Sustainable
Opportunity
Small Shop
In-fill
Remerchandise
Portfolio
Build
Community
Creativity
Growth
Scale
Transparent Owner
GLA
Ideas
Redevelop
Grocery-anchored
Ideas
Entrepreneurial
Bricks
Pride of Ownership
Occupancy
Reputation
Sustainable
Diversified
Anchors
Real Estate
In-fill
GLA
BRX
Retail
Largest
Necessity-based
Retail
Traffic-generating
Relationships
BRX
Integrity
&
Impactful
Local Market Knowledge
Occupancy
Sustainable
Small Shop
Excellence
Strategic
Access
Square Feet
Transparent
Quality
Consistent
Small Shop
Wholly-owned
Straightforward
NYSE
Tenant Mix
Partner with Retailers
Leasing
Value-oriented
Retail
Best Practices
Value-oriented
Investment
Reputation
Strategic
Ideas
Accountability
Mortar
GLA
Results
Occupancy
Value-oriented
Neighborhood
Sustainable
Best-in-class
High Productivity
Portfolio
Mature
Operational Expertise
Real Estate
In-fill
Teamwork
Occupancy
BRX
Maximize value
Integrity
Talent
Pure Play
Top Markets
Entrepreneurial
ABR
Leasing
Key Landlord
Shopping Centers
Leader
Partner with Retailers
Accretive
Traffic-generating
Reputation
Real Estate
Surety of Execution
Entrepreneurial
REIT
Efficient Growth
Customers
High Productivity
NOI
In-fill
Redevelopment
Open Air
Leasing
BRX
Ideas

SUPPLEMENTAL DISCLOSURE

Quarter ended September 30, 2016

450 Lexington Ave
New York, NY 10017
(800) 468.7526
BRIXMOR.COM

BRIXMOR® Property Group | BRX LISTED NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2016

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI Detail, Operating Ratios, Supplemental Statement of Operations Detail and Additional Disclosures	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Unsecured OP Notes Covenant Disclosure	17
Unsecured Credit Facility Covenant Disclosure	18
Investment Summary
Acquisitions	20
Dispositions	21
Anchor Space Repositioning Summary	22
Outparcel Development & New Development Summary	24
Redevelopment Summary	25
Future Redevelopment Opportunities	26
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39
Guidance
Guidance & Additional Disclosures	51

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2016

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 SF of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date, monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
for purposes of financial statements and (iv) does not include any ancillary income.

ABR per SF or "ABR/SF"	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA for spaces where the tenant has commenced the payment of rent.

Development Stabilization	Development projects are deemed stabilized upon the earlier of (i) percent billed reaching 90% or (ii) one year following the property being placed in service.

EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of EBITDA to net income is provided herein.
EBITDA is calculated as the sum of net income (loss) in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) transaction expenses, (ii) gain (loss) on disposition of operating properties,
(iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, and (vi) other items that are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted
EBITDA adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA include unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Leased GLA	Aggregate GLA of all leases executed as of a given date, including those which the tenant has not yet opened for business and/or has not yet commenced the payment of rent.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	NAREIT FFO is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of NAREIT FFO to net income is provided herein.
NAREIT defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and
(v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis.

Net Effective Rent	Average annualized base rent over the lease term adjusted for tenant incentive / allowance, tenant specific landlord work, third party leasing commissions and rent concessions

Net Operating Income or "NOI"	NOI is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided herein.
Calculated as total property revenues in accordance with GAAP (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level income
(including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture, Montecito Marketplace at pro rata share.

NOI Yield	Calculated as projected incremental NOI over the third party costs of a given project.

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of September
30, 2016, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 99.88% of the OP. The remaining 0.12% is held by the Parent
Company’s current and former management.

Non-owned Major Tenant	Also known as shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Billed	Refers to the percentage of GLA with tenants currently paying rent.

Percent Leased	Refers to the percentage of GLA leased, including the aggregate GLA of all leases executed as of a given date, including those which the tenant has not yet opened for business and/or has not yet commenced the payment of rent.

PSF	Per square foot of GLA.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 1

Redevelopment Properties	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR/SF in the first year of the new lease relative to cash ABR/SF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. Non-comparable leases include new leases signed on units that have been vacant for longer than
12 months and leases signed on first generation space.

Renewal Rent Spread	Includes leases renewed with the same tenant in the same location to extend the term of expiring leases.

Option Rent Spread	Includes renewal options exercised by tenants in the same location to extend the term of expiring leases.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Same Property Net Operating Income	Same property NOI is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP
or Same Property NOI	performance measures. A reconciliation of same property NOI to net income is provided herein.
Calculated (using properties owned for the entirety of both periods excluding properties under development or pending stabilization), as rental income
(base rent, percentage rents, expense reimbursements and other property income) less rental operating expenses (operating costs, real estate taxes and provision for doubtful accounts). Same property NOI includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Same property
NOI excludes corporate level income (including management, transaction and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and income / expense associated with the captive insurance entity.

Small Shop Spaces	Spaces of less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no anchor space repositioning or re/development has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to or more meaningful than net income (determined in accordance with GAAP) or other GAAP financial measures, as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are significant components in understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	NAREIT FFO assists investors in analyzing Brixmor’s comparative operating and financial performance because, by excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations and unconsolidated joint ventures and impairment of operating properties (which can vary among owners of properties in similar condition based on historical cost accounting and useful life estimates), investors can compare the operating performance of a company’s real estate between periods or as compared to different companies.

• EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are utilized in various financial ratios as a measure of Brixmor's operational performance because EBITDA,
Adjusted EBITDA & Cash Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. Accordingly, the use of EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.

• Same Property NOI	Same property NOI includes only the net operating income of properties owned and stabilized for the full period presented, which eliminates disparities in net income due to the acquisition, disposition or stabilization of development properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects.

In addition, the Company presents these supplemental non-GAAP performance measures because the Company believes that these measures are helpful to and frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/16	9/30/15	9/30/16	9/30/2015
Total revenues (page 6)	$318,577	$313,025	$951,738	$940,429
Net income attributable to common stockholders (page 6)	57,492	53,773	182,425	138,308
Net income attributable to common stockholders - per diluted share (page 6)	0.19	0.18	0.61	0.46
Adjusted EBITDA (page 7)	216,453	215,596	654,503	644,567
Cash adjusted EBITDA (page 7)	204,117	201,139	616,874	596,328
NAREIT FFO (page 8)	154,919	156,195	468,926	444,401
NAREIT FFO per share/OP Unit - diluted (page 8)	0.51	0.51	1.54	1.46
Items that impact FFO comparability, net per share (page 8)	(0.01)	0.01	(0.03)	(0.02)
Dividends declared per share/OP Unit (page 8)	0.245	0.225	0.735	0.675
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	48.2%	43.8%	47.8%	46.2%
NOI (page 10)	223,796	221,287	670,772	654,173

	Three Months Ended
Summary Operating and Financial Ratios	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15
NOI margin (page 10)	73.4%	76.1%	72.9%	72.1%	74.6%
Same property NOI (page 11) (1) (2)	2.0%	3.5%	2.8%	n/a	3.6%
Fixed charge coverage (page 13)	3.4x	3.5x	3.6x	3.3x	3.1x
Net principal debt to adjusted EBITDA (GAAP) (page 13)	6.7x	6.7x	6.6x	6.7x	6.8x
Net principal debt to adjusted EBITDA (cash) (page 13)	7.1x	7.1x	7.0x	7.3x	7.3x

Outstanding Classes of Stock and Partnership Units	At 9/30/16	At 6/30/16	At 3/31/16	At 12/31/15	At 9/30/15
Common shares outstanding (page 13)	304,321	301,099	299,248	299,138	298,489
Exchangeable OP Units held by non-controlling interests (page 13)	378	3,593	5,354	5,182	5,798
Total	304,699	304,692	304,602	304,320	304,287

Summary Portfolio Statistics (3)	At 9/30/16	At 6/30/16	At 3/31/16	At 12/31/15	At 9/30/15
Number of properties (page 28)	514	516	518	518	519
Percent billed (page 28)	90.6%	90.6%	90.4%	91.0%	90.9%
Percent leased (page 28)	92.6%	92.8%	92.4%	92.6%	92.6%
ABR / SF (page 28)	$12.90	$12.85	$12.85	$12.76	$12.68
Total - new, renewal & option rent spread (page 27)	10.9%	12.1%	10.9%	14.8%	15.2%
New & renewal rent spread (page 27)	14.7%	15.6%	16.3%	18.4%	22.2%

(1) The Company did not report same property NOI for the quarter ended December 31, 2015. Same property NOI for the twelve months ended December 31, 2015 was 3.2%. The information presented for quarter ended September 30, 2015 is as originally reported by the Company. As disclosed by the Company on February 8, 2016, in connection with an Audit Committee review, a forensic accounting firm assisting the Audit Committee determined that the quarterly same property NOI percentage for September 30, 2015 was 3.3%.
(2) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(3) Includes unconsolidated joint venture, Montecito Marketplace, at 100%.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2016

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	9/30/16	12/31/15
Assets
Real estate
Land	$2,004,264	$2,011,947
Buildings and tenant improvements	8,012,060	7,976,529
Construction in process	98,573	66,797
Lease intangibles	845,093	877,577
	10,959,990	10,932,850
Accumulated depreciation and amortization	(2,100,229)	(1,880,685)
Real estate, net	8,859,761	9,052,165
Investments in and advances to unconsolidated joint ventures	5,044	5,019
Cash and cash equivalents	31,143	69,528
Restricted cash	45,662	41,462
Marketable securities	26,580	23,001
Receivables, net of allowance for doubtful accounts of $17,831 and $16,587	176,086	180,486
Deferred charges and prepaid expenses, net	127,201	109,149
Other assets	41,232	17,197
Total assets	$9,312,709	$9,498,007

Liabilities
Debt obligations, net	$5,857,431	$5,974,266
Accounts payable, accrued expenses and other liabilities	566,744	603,439
Total liabilities	6,424,175	6,577,705

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
304,321,127 and 299,138,450 shares outstanding	3,043	2,991
Additional paid in capital	3,321,475	3,270,246
Accumulated other comprehensive loss	(15)	(2,509)
Distributions in excess of net income	(440,348)	(400,945)
Total stockholders' equity	2,884,155	2,869,783
Non-controlling interests	4,379	50,519
Total equity	2,888,534	2,920,302
Total liabilities and equity	$9,312,709	$9,498,007

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/16	9/30/15	9/30/16	9/30/15

Revenues
Rental income	$247,859	$245,829	$744,580	$733,429
Expense reimbursements	69,469	65,304	200,944	200,570
Other revenues	1,249	1,892	6,214	6,430
Total revenues	318,577	313,025	951,738	940,429

Operating expenses
Operating costs	31,041	27,952	97,507	93,779
Real estate taxes	47,812	45,472	130,886	133,635
Depreciation and amortization	98,337	102,439	294,634	315,424
Provision for doubtful accounts	2,218	1,953	6,579	6,973
Impairment of real estate assets	1,971	—	1,971	807
General and administrative	21,787	22,030	69,709	73,030
Total operating expenses	203,166	199,846	601,286	623,648

Other income (expense)
Dividends and interest	89	57	481	241
Interest expense	(57,855)	(61,567)	(171,482)	(186,289)
Gain on sale of real estate assets	2,450	—	10,232	9,224
Gain (loss) on extinguishment of debt, net	(1,042)	137	(949)	922
Other	(1,370)	2,880	(4,258)	(115)
Total other expense	(57,728)	(58,493)	(165,976)	(176,017)

Income before equity in income of unconsolidated joint ventures	57,683	54,686	184,476	140,764
Equity in income of unconsolidated joint ventures	122	133	348	358
Net income	57,805	54,819	184,824	141,122
Net (income) attributable to non-controlling interests	(313)	(1,046)	(2,399)	(2,814)
Net income attributable to common stockholders	$57,492	$53,773	$182,425	$138,308

Per common share:
Net income attributable to common stockholders:
Basic	$0.19	$0.18	$0.61	$0.46
Diluted	$0.19	$0.18	$0.61	$0.46
Weighted average shares:
Basic	303,013	298,464	300,697	297,714
Diluted	303,521	298,936	301,146	304,706

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/16		9/30/15	9/30/16		9/30/15

Net income	$57,805		$54,819	$184,824		$141,122
Interest expense - continuing operations	57,855		61,567	171,482		186,289
Interest expense - unconsolidated joint ventures	42		43	126		129
Federal and state taxes	815		(3,151)	2,604		(1,085)
Depreciation and amortization - continuing operations	98,337		102,439	294,634		315,424
Depreciation and amortization - unconsolidated joint ventures	23		16	68		59
EBITDA	$214,877		$215,733	$653,738		$641,938

EBITDA	$214,877		$215,733	$653,738		$641,938
Gain on disposition of operating properties	(2,450)		—	(10,232)		(9,224)
(Gain) loss on extinguishment of debt, net	1,042		(137)	949		(922)
Impairment of real estate assets	1,971		—	1,971		807
Litigation and other non-routine legal expenses	614		—	958		—
Shareholder equity offering expenses	314		—	764		606
Transaction expenses	85	—	—	296	—	1,487
Executive equity based compensation (1)	—		—	88		—
Executive severance expenses	—		—	2,260		—
Audit committee review expenses	—		—	3,711		—
Non-recurring charge related to pre-IPO compensation programs	—		—	—		9,875
Total adjustments	1,576		(137)	765		2,629
Adjusted EBITDA	216,453		215,596	654,503		644,567
Straight-line rental income, net (2)	(3,324)		(4,508)	(9,838)		(13,814)
Amortization of above- and below-market rent and tenant inducements, net (3)	(9,090)		(9,938)	(28,766)		(34,391)
Straight-line ground rent expense (income) (4)	78		(11)	975		(34)
Total adjustments	(12,336)		(14,457)	(37,629)		(48,239)
Cash adjusted EBITDA	$204,117		$201,139	$616,874		$596,328

(1) Represents equity based compensation expense associated with executive departures for the nine months ended September 30, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $10 and $5 at pro rata share for the three and nine months ended September 30, 2016, respectively; and straight-line rental expense of $5 and $8 at pro rata share for the three and nine months ended September 30, 2015, respectively.
(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $7 and $22 at pro rata share for the three and nine months ended September 30, 2016, respectively; and $8 and $24 at pro rata share for the three and nine months ended September 30, 2015, respectively.
(4) Straight-line ground rent expense (income) is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended			Nine Months Ended
	9/30/16		9/30/15	9/30/16	9/30/15

Net income	$57,805		$54,819	$184,824	$141,122
Gain on disposition of operating properties	(2,450)		—	(10,232)	(9,224)
Depreciation and amortization- real estate related- continuing operations	97,570		101,360	292,295	311,637
Depreciation and amortization- real estate related- unconsolidated joint ventures	23		16	68	59
Impairment of real estate assets	1,971		—	1,971	807
NAREIT FFO	$154,919		$156,195	$468,926	$444,401

NAREIT FFO per share/OP Unit - diluted	$0.51		$0.51	$1.54	$1.46
Weighted average shares/OP Units outstanding - basic and diluted (1)	305,167		304,752	305,026	304,716

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(614)		$—	$(958)	$—
Shareholder equity offering expenses	(314)		—	(764)	(606)
Transaction expenses	(85)	—	—	(296)	(1,487)
Executive equity based compensation (2)	—		—	(88)	—
Executive severance expenses	—		—	(2,260)	—
Audit committee review expenses	—		—	(3,711)	—
Non-recurring charge related to pre-IPO compensation programs	—		—	—	(9,875)
Adjustment of tax reserves for pre-IPO transactions	—		3,949	—	3,949
Gain (loss) on extinguishment of debt, net	(1,042)		137	(949)	922
Total items that impact FFO comparability	$(2,055)		$4,086	$(9,026)	$(7,097)
Items that impact FFO comparability, net per share	$(0.01)		$0.01	$(0.03)	$(0.02)

Additional Disclosures
Straight-line rental income, net (3)	$3,324		$4,508	$9,838	$13,814
Amortization of above- and below-market rent and tenant inducements, net (4)	9,090		9,938	28,766	34,391
Straight-line ground rent (expense) income (5)	(78)		11	(975)	34

Dividends declared per share/OP Unit	$0.245		$0.225	$0.735	$0.675
Shares/OP Unit dividends declared	$74,651		$68,464	$223,932	$205,398
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	48.2%		43.8%	47.8%	46.2%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of vested OP Units to common stock of the Company and the vesting of certain equity awards.
(2) Represents equity based compensation expense associated with executive departures for the nine months ended September 30, 2016.
(3) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $10 and $5 at pro rata share for the three and nine months ended September 30, 2016, respectively; and straight-line rental expense of $5 and $8 at pro rata share for the three and nine months ended September 30, 2015, respectively.
(4) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $7 and $22 at pro rata share for the three and nine months ended September 30, 2016, respectively; and $8 and $24 at pro rata share for the three and nine months ended September 30, 2015, respectively.
(5) Straight-line ground rent (expense) income is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	9/30/16	12/31/15

Receivables, net
Straight-line rent receivable	$98,428	$87,417
Tenant receivables	89,869	100,769
Allowance for doubtful accounts	(17,831)	(16,587)
Other	5,620	8,887
Total receivables, net	$176,086	$180,486

Deferred charges and prepaid expenses, net
Deferred charges, net	$98,734	$88,998
Prepaid expenses, net	28,467	20,151
Total deferred charges and prepaid expenses, net	$127,201	$109,149

Other assets
Furniture, fixtures and leasehold improvements, net	$13,362	$15,148
Real estate assets held for sale	24,106	—
Other	3,764	2,049
Total other assets	$41,232	$17,197

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$211,334	$213,964
Dividends payable	75,776	75,973
Below market leases, net	232,624	268,573
Other	47,010	44,929
Total accounts payable, accrued expenses and other liabilities	$566,744	$603,439

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 9

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/16	9/30/15	9/30/16	9/30/15
Net Operating Income Detail (1)(2)
Base rent	$229,785	$224,912	$686,208	$669,917
Ancillary and other	4,503	4,926	12,258	13,057
Expense reimbursements	69,469	65,304	200,944	200,570
Percentage rents	1,032	1,533	5,359	5,050
Operating costs	(30,963)	(27,963)	(96,532)	(93,813)
Real estate taxes	(47,812)	(45,472)	(130,886)	(133,635)
Provision for doubtful accounts	(2,218)	(1,953)	(6,579)	(6,973)
Net operating income	$223,796	$221,287	$670,772	$654,173

Operating Ratios
NOI margin (NOI / total revenues)	73.4%	74.6%	74.1%	73.6%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.2%	88.9%	88.4%	88.2%

Reconciliation of net operating income to net income attributable to common stockholders
Net operating income	$223,796	$221,287	$670,772	$654,173
Lease termination fees	1,174	1,548	7,537	2,266
Straight-line rental income, net	3,314	4,513	9,833	13,822
Amortization of above- and below-market rent and tenant inducements, net	9,083	9,930	28,744	34,367
Fee income	217	359	855	1,380
Straight-line ground rent (expense) income (3)	(78)	11	(975)	34
Depreciation and amortization	(98,337)	(102,439)	(294,634)	(315,424)
Impairment of real estate assets	(1,971)	—	(1,971)	(807)
General and administrative	(21,787)	(22,030)	(69,709)	(73,030)
Total other expense	(57,728)	(58,493)	(165,976)	(176,017)
Equity in income of unconsolidated joint ventures	122	133	348	358
Net income attributable to non-controlling interests	(313)	(1,046)	(2,399)	(2,814)
Net income attributable to common stockholders	$57,492	$53,773	$182,425	$138,308

Supplemental Statement of Operations Detail
Rental income
Base rent	$229,785	$224,912	$686,208	$669,917
Lease termination fees	1,174	1,548	7,537	2,266
Straight-line rental income, net	3,314	4,513	9,833	13,822
Amortization of above- and below-market rent and tenant inducements, net	9,083	9,930	28,744	34,367
Ancillary and other	4,503	4,926	12,258	13,057
Total rental income	$247,859	$245,829	$744,580	$733,429

Other revenues
Percentage rents	$1,032	$1,533	$5,359	$5,050
Fee income	217	359	855	1,380
Total other revenues	$1,249	$1,892	$6,214	$6,430

Other (income) expense
Interest expense
Mortgage, note and other interest	$46,959	$51,589	$137,023	$158,630
Unsecured credit facility and term loan interest	12,564	12,600	41,180	37,526
Capitalized interest	(749)	(656)	(1,918)	(2,131)
Deferred financing cost amortization	1,939	2,146	5,827	6,236
Debt (premium) discount amortization, net	(2,858)	(4,112)	(10,630)	(13,972)
Total interest expense	$57,855	$61,567	$171,482	$186,289

Other
Federal and state taxes	$815	$(3,151)	$2,604	$(1,085)
Other	555	271	1,654	1,200
Total other	$1,370	$(2,880)	$4,258	$115

Additional G&A Disclosures
Equity based compensation (4)	3,463	3,811	8,041	19,359
Capitalized direct leasing compensation costs	3,648	3,666	11,460	11,231
Capitalized direct construction compensation costs	1,724	1,552	4,841	4,602

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $184 and $552 at pro rata share for the three and nine months ended September 30, 2016, respectively.
(2) NOI excludes lease termination fees, straight-line rental income, above- and below-market rent and tenant inducement amortization, and straight-line ground rent expenses.
(3) Straight-line ground rent (expense) income is included in Operating costs on the Consolidated Statements of Operations.
(4) Includes non-cash equity based compensation amortization, including expense associated with the executive departures of $88 for the nine months ended September 30, 2016 and a non-recurring charge related to pre-IPO compensation programs of $9,875 for the nine months ended September 30, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 10

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/16	9/30/15	Change	9/30/16	9/30/15	Change
Same Property NOI Analysis (1)
Number of properties	514	514	—	512	512	—
Percent billed	90.6%	90.9%	(0.3%)	90.6%	90.9%	(0.3%)
Percent leased	92.6%	92.5%	0.1%	92.6%	92.5%	0.1%

Revenues
Base rent	$229,585	$224,100		$681,672	$665,299
Ancillary and other	4,494	4,899		12,210	12,975
Expense reimbursements	69,483	65,154		199,963	199,799
Percentage rents	1,043	1,535		5,336	5,082
	304,605	295,688	3.0%	899,181	883,155	1.8%
Operating expenses
Operating costs	(31,107)	(29,210)		(96,355)	(94,758)
Real estate taxes	(47,743)	(45,318)		(130,018)	(133,071)
Provision for doubtful accounts	(2,171)	(1,973)		(6,564)	(6,858)
	(81,021)	(76,501)	5.9%	(232,937)	(234,687)	(0.7%)
Same property NOI	$223,584	$219,187	2.0%	$666,244	$648,468	2.7%

Same property NOI excluding redevelopments (2)	$214,634	$210,210	2.1%	$639,633	$622,476	2.8%

NOI margin	73.4%	74.1%	(0.7%)	74.1%	73.4%	0.7%
Expense recovery ratio	88.1%	87.4%	0.7%	88.3%	87.7%	0.6%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,485	2.5%		$16,373	2.6%
Ancillary and other	(405)	(0.2%)		(765)	(0.1%)
Net recoveries	7	0.0%		1,620	0.2%
Percentage rents	(492)	(0.2%)		254	0.0%
Provision for doubtful accounts	(198)	(0.1%)		294	0.0%
		2.0%			2.7%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI (1)	$223,584	$219,187		$666,244	$648,468
Adjustments:
Non-same property NOI	396	2,301		5,080	6,272
Lease termination fees	1,174	1,548		7,537	2,266
Straight-line rental income, net	3,314	4,513		9,833	13,822
Amortization of above- and below-market rent and tenant inducements, net	9,083	9,930		28,744	34,367
Fee Income	217	359		855	1,380
Straight-line ground rent (expense) income	(78)	11		(975)	34
Depreciation and amortization	(98,337)	(102,439)		(294,634)	(315,424)
Impairment of real estate assets	(1,971)	—		(1,971)	(807)
General and administrative	(21,787)	(22,030)		(69,709)	(73,030)
Total other expense	(57,728)	(58,493)		(165,976)	(176,017)
Equity in income of unconsolidated joint ventures	122	133		348	358
Pro rata share of same property NOI of unconsolidated joint ventures	(184)	(201)		(552)	(567)
Net income attributable to non-controlling interests	(313)	(1,046)		(2,399)	(2,814)

Net income attributable to common stockholders	$57,492	$53,773		$182,425	$138,308

(1) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share, except for number of properties, percent billed and percent leased which are at 100%.
(2) Excludes eight redevelopment properties.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Nine Months Ended
	9/30/16	9/30/16

Leasing related:
Anchor space repositioning and redevelopment	$28,732	$72,936
Tenant improvements and tenant inducements	16,057	48,877
External leasing commissions	1,928	5,892
	46,717	127,705

New development	516	672

Maintenance capital expenditures	6,458	10,664
	$53,691	$139,041

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

		9/30/16	12/31/15
Equity Capitalization:
Common shares outstanding		304,321	299,138
Exchangeable OP Units held by non-controlling interests		378	5,182
		304,699	304,320
Common share price		$27.79	$25.82
Total equity capitalization		$8,467,585	$7,857,542

Debt:
Revolving credit facility		$92,000	$416,000
Term loans		2,100,000	2,100,000
Unsecured notes		2,318,453	1,218,453
Secured mortgages		1,360,845	2,226,763
Total principal debt		5,871,298	5,961,216
Add: Net unamortized premium		18,029	35,832
Less: Deferred financing fees		(31,896)	(22,782)
Total debt		5,857,431	5,974,266
Less: cash, cash equivalents and restricted cash		(76,805)	(110,990)
Net debt		$5,780,626	$5,863,276

Total market capitalization:		$14,248,211	$13,720,818

Liquidity:
Cash and cash equivalents and restricted cash		$76,805	$110,990
Available under unsecured credit facility		1,158,000	834,000
		$1,234,805	$944,990

Ratios:
Principal debt to total market capitalization		41.2%	43.4%
Principal debt to total assets, before depreciation		51.4%	52.4%
Secured principal debt to total assets, before depreciation		11.9%	19.6%
Net principal debt to adjusted EBITDA (GAAP)		6.7x	6.7x
Net principal debt to adjusted EBITDA (cash)		7.1x	7.3x
Unencumbered assets to unsecured debt		1.9x	1.9x
Interest coverage (adjusted EBITDA / interest expense)		3.7x	3.7x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))		3.4x	3.3x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))		3.4x	3.3x

		9/30/2016
Percentage of total debt:
Fixed		88.2%
Variable		11.8%
Unencumbered summary:
Percent of properties		72.1%
Percent of ABR		75.3%
Percent of NOI		75.5%
Weighted average maturity (years):
Fixed		5.22
Variable		2.65
Total		4.91

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Negative
Standard & Poor's Ratings Services	BBB-	Negative

Excludes unconsolidated joint venture, Montecito Marketplace.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations						Weighted Avg Stated Interest Rate on Scheduled Maturities

	Year		Scheduled Amortization	Scheduled Maturities	Total
	2016		$5,673	$6,109	$11,782	5.78%
	2017		21,842	327,817	349,659	6.43%
	2018		19,476	1,000,000	1,019,476	2.19%
	2019		20,126	600,000	620,126	1.96%
	2020		15,212	843,365	858,577	5.68%
	2021		—	686,225	686,225	3.29%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	7,000	7,000	4.40%
	2025		—	700,000	700,000	3.85%
	2026+		—	618,453	618,453	4.22%
	Total Debt Maturities (1)		$82,329	$5,788,969	$5,871,298	3.71%

			Net unamortized discount on notes		(9,403)
			Net unamortized premiums on mortgages		27,432
			Deferred financing costs		(31,896)
			Debt obligations, net		$5,857,431

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (2)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (2)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Stated Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Stated Interest Rate on Scheduled Maturities
2016	$5,673	$6,109	5.78%	$—	—	$—	—
2017	21,842	327,817	6.43%	—	—	—	—
2018	19,476	—	—	—	—	1,000,000	2.19%
2019	20,126	—	—	—	—	600,000	1.96%
2020	15,212	751,365	6.17%	—	—	92,000	1.76%
2021	—	186,225	6.24%	—	—	500,000	2.19%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	—	—	—	—
2025	—	—	—	700,000	3.85%	—	—
2026+	—	—	—	618,453	4.22%	—	—
Total Debt Maturities	$82,329	$1,278,516	6.05%	$2,318,453	3.82%	$2,192,000	2.11%

(1) Excludes unconsolidated joint venture, Montecito Marketplace, debt obligations of $2,837 at pro rata share.
(2) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Stated	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Dublin Village *	Dublin, GA	1	$6,129	5.78%	12/11/16	0.10%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	17,519	8.00%	2/1/17	0.30%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	8,598	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	286,104	6.38%	9/1/17	4.87%
Whitaker Square	Winston-Salem, NC	1	8,904	6.32%	12/1/17	0.15%
Christmas Tree Plaza	New Haven-Milford, CT	1	1,979	7.89%	5/11/18	0.03%
LP - JPM CMBS	—	71	446,977	6.27%	8/1/20	7.61%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,236	6.50%	8/1/20	0.14%
Bethel Park Shopping Center	Pittsburgh, PA	1	9,556	6.50%	8/1/20	0.16%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,331	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	47,523	6.50%	8/1/20	0.81%
Inland (Brixmor/IA, LLC) - Pool A	—	9	98,741	5.91%	12/6/20	1.68%
Inland (Brixmor/IA, LLC) - Pool B	—	8	90,436	5.91%	12/6/20	1.54%
Inland (Brixmor/IA, LLC) - Pool C	—	7	96,875	5.91%	12/31/20	1.65%
REIT 20 LP 51 A	—	4	46,905	6.24%	1/6/21	0.80%
REIT 20 LP 45 B	—	4	42,172	6.24%	1/6/21	0.72%
REIT 20 LP 42 C	—	4	39,424	6.24%	1/6/21	0.67%
REIT 20 LP 37 D	—	3	34,045	6.24%	1/6/21	0.58%
REIT 20 LP 43 E	—	4	39,591	6.24%	1/6/21	0.67%
Larchmont Centre	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES			1,360,845			23.16%

Unsecured Credit Facility
Term Loan Facility- Tranche A (1)(2)	—	—	$1,000,000	2.19%	7/31/18	17.03%
Term Loan Facility- Tranche B (1)(3)	—	—	500,000	2.19%	7/31/21	8.52%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000			25.55%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	—	—	$500,000	3.88%	8/15/22	8.52%
3.25%, 2023 Brixmor OP Notes	—	—	500,000	3.25%	9/15/23	8.52%
3.85%, 2025 Brixmor OP Notes	—	—	700,000	3.85%	2/28/25	11.92%
4.13%, 2026 Brixmor OP Notes	—	—	600,000	4.13%	6/15/26	10.22%
7.97%, 2026 Brixmor LLC Notes	—	—	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	—	—	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	—	—	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	—	—	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	—	—	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	—	—	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES			2,318,453			39.48%

TOTAL FIXED RATE DEBT			$5,179,298			88.21%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Stated	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness
VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+120bps	—	—	$92,000	1.76%	7/31/20	1.57%
Term Loan Facility - L+140bps (4)	—	—	600,000	1.96%	3/18/19	10.22%
	TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY		692,000			11.79%

TOTAL VARIABLE RATE DEBT			$692,000			11.79%

TOTAL DEBT OBLIGATIONS			$5,871,298			100.00%

		Net unamortized discount on notes	(9,403)
		Net unamortized premiums on mortgages	27,432
		Deferred financing costs	(31,896)
		DEBT OBLIGATIONS, NET	$5,857,431

* Indicates property is part of a larger shopping center.
(1) Term loan facility was swapped from 1 month Libor to fixed at a combined rate of 0.844% (plus a spread of 135bps) through October 3, 2016.
(2) Effective November 1, 2016, $300,000 of the Term Loan Facility - Tranche A is swapped from 1 month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(3) Effective November 1, 2016, $500,000 of the Term Loan Facility - Tranche B is swapped from 1 month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.
(4) Effective November 1, 2016, $400,000 of the term loan is swapped from 1 month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019. Additionally, $200,000 of the term loan is swapped from 1 month Libor to fixed at a combined rate of 0.818% (plus a spread of 140bps) through July 31, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 16

UNSECURED OP NOTES COVENANT DISCLOSURE
Unaudited, dollars in thousands

Covenants	As of 9/30/16

I. Aggregate debt test	< 65%	52.1%
Total Debt	5,857,431
Total Assets	11,236,594

II. Secured debt test	< 40%	12.4%
Total Secured Debt	1,387,779
Total Assets	11,236,594

III. Unencumbered asset ratio	> 150%	189.7%
Total Unencumbered Assets	8,478,855
Unsecured Debt	4,469,652

IV. Debt service test	> 1.5x	3.9x
Consolidated EBITDA	866,282
Annual Debt Service Charge	223,402

Definitions for unsecured notes covenants:

Debt:	Debt means, with respect to any person, any:
• indebtedness of such person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments,
• indebtedness secured by any Lien on any property or asset owned by such person, but only to the extent of the lesser of (a) the amount of indebtedness so secured and (b) the fair market value (determined in good faith by the Operating Partnership) of the property subject to such Lien,
• reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or
• any lease of property by such person as lessee which is required to be reflected on such person’s balance sheet as a capitalized lease in accordance with GAAP;
in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on such person’s balance sheet in accordance with GAAP; provided, however, that the term “Debt” will (1) include, to the extent not otherwise included, any non-contingent obligation of such person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of the types referred to above of another person, other than obligations to be liable for the Debt of another person solely as a result of non-recourse carveouts (it being understood that Debt shall be deemed to be incurred by such person whenever such person shall create, assume, guarantee or otherwise become liable in respect thereof) and (2) exclude any such indebtedness (or obligation referenced in clause (1) above)
that has been the subject of an “in substance” defeasance in accordance with GAAP and Intercompany Indebtedness that is subordinate in right of payment to the notes (or an obligation to be liable for, or to pay, Intercompany Indebtedness that is subordinate in right of payment to the notes).

Total Assets:	The sum of, without duplication: (i) Undepreciated Real Estate Assets and (ii) all other assets (excluding accounts receivable and non-real estate intangibles)
of Brixmor OP and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

Total Unencumbered Assets:	The sum of, without duplication: (i) those Undepreciated Real Estate Assets which are not subject to a Lien securing Debt; and (ii) all other assets (excluding accounts receivable and non-real estate intangibles) of us and our Subsidiaries not subject to a Lien securing Debt, all determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above in “Certain Covenants—Maintenance of Total Unencumbered Assets,” all investments in unconsolidated limited partnerships, unconsolidated limited liability companies and other unconsolidated entities shall be excluded from Total Unencumbered Assets.

Unsecured Debt:	Debt of Brixmor OP or any of its Subsidiaries which is not secured by a Lien on any property or assets of Brixmor OP or any of its Subsidiaries.

Consolidated EBITDA:	For any period means Consolidated Net Income of Brixmor OP and its Subsidiaries for such period, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense on Debt; (ii) provision for taxes based on income; (iii) amortization of debt discount, premium and deferred financing costs; (iv) the income or expense attributable to transactions involving derivative instruments that do not qualify for hedge accounting in accordance with GAAP; (v) impairment losses and gains on sales or other dispositions of properties and other investments;
(vi) depreciation and amortization; (vii) net amount of extraordinary items or non-recurring items, as may be determined by us in good faith;
(viii) amortization of deferred charges; (ix) gains or losses on early extinguishment of debt; and (x) noncontrolling interests; all determined on a consolidated basis in accordance with GAAP.

Annual Debt Service Charge:	For any period, the interest expense of Brixmor OP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

Note: For full detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the
Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, and August 17, 2016 and the notes and indenture incorporated therein by reference.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 17

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 9/30/16

I. Leverage ratio	< 60%	42.3%
Total Outstanding Indebtedness		5,874,135
Balance Sheet Cash		78,606
Total Asset Value		13,691,384

II. Secured leverage ratio	< 40%	9.4%
Total Secured Indebtedness		1,363,682
Balance Sheet Cash		78,606
Total Asset Value		13,691,384

III. Unsecured leverage ratio	< 60%	43.3%
Total Unsecured Indebtedness		4,510,453
Unrestricted Cash		32,944
Unencumbered Asset Value		10,330,102

IV. Fixed charge coverage ratio	> 1.5x	3.6x
Total Net Operating Income		922,036
Capital Expenditure Reserve		12,944
Fixed Charges		249,959

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 6.75%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 6.75%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 6.75%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchanged Commission on July 25, 2016

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 18

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2016

ACQUISITIONS
Dollars in thousands

Property Name	MSA	Purchase Date	Purchase Amount	GLA / Acres	Percent Leased	ABR/ SF	Major Tenants

Three Months Ended March 31, 2016
Land adjacent to Western Village	Cincinnati, OH-KY-IN	1/15/16	$50	0.13 acres	—	—	—
Outparcel at Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	1/15/16	1,020	1.8 acres	—	—	—
Land at Keith Bridge Commons	Atlanta-Sandy Springs-Roswell, GA	1/29/16	100	0.32 acres	—	—	—
			1,170	2.25 acres
Three Months Ended September 30, 2016
Building at Rose Pavilion	Pleasanton, CA	9/22/16	$6,733	28,530	—	—	—
			6,733	28,530

	TOTAL - NINE MONTHS ENDED 9/30/16		$7,903	28,530
				/ 2.25 acres

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 20

DISPOSITIONS
Dollars in thousands

Property Name	MSA	Sale Date	Sale Amount	Gain / (Impairment)	GLA / Acres	Percent Leased	ABR/ SF

Three Months Ended June 30, 2016
Congress Crossing	Athens, TN	4/27/16	$11,400	$4,159	180,305	97.6%	$7.00
Outparcel building at Plymouth Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	5/4/16	4,375	1,926	3,800	100.0%	55.25
Apopka Commons	Orlando-Kissimmee-Sanford, FL	5/27/16	5,475	1,697	42,507	81.3%	13.32
			21,250	7,782	226,612

Three Months Ended September 30, 2016
Jacksonian Plaza	Jackson, MS	7/21/16	$5,700	$2,450	73,041	100.0%	$7.86
Inwood Forest	Houston-The Woodlands-Sugar Land, TX	9/9/16	5,100	(51)	77,553	98.1%	8.82
			10,800	2,399	150,594

	TOTAL - NINE MONTHS ENDED 9/30/16		$32,050	$10,181	377,206

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Remerchandise ten small shop spaces with a 48K SF Main Event
2	Wilmington Island	Savannah, GA	Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype store and addition of Kroger fuel center
3	Jeffersontown Commons	Louisville/Jefferson County, KY-IN	Remerchandise former daycare and adjacent anchor vacancy with a 31K SF Savers
4	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
5	Points West Plaza	Boston-Cambridge-Newton, MA-NH	Combine two adjacent small shop vacancies for a 15K SF Citi Trends and remerchandise former Pay/Half with an 11K SF L&M Bargain
6	Marketplace @ 42	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Rainbow Foods with a 32K SF Fresh Thyme Farmers Market and a 21K SF Marshalls
7	Crossroads Centre	St. Louis, MO-IL	Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
8	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Rite Aid with an 18K SF A.C. Moore
9	Highridge Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 42K SF H-Mart grocer
10	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 12K SF CVS and a 13K SF specialty grocer
11	Southland Shopping Center (1)	Cleveland-Elyria, OH	Combine former Petco (relocated within center) and adjacent underutilized small shop vacancies to accommodate a 28K SF Aspire Fitness
12	Cross Keys Commons (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Party City with an 11K SF ULTA
13	Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former A&P with a 47K SF Target
14	Island Plaza	Charleston-North Charleston, SC	Relocate and expand existing Tuesday Morning to 27K SF and remerchandise former Tuesday Morning with a 6K SF small shop space
15	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Combine former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

Number of Projects	Expected Total Project Costs	Costs to Date	Expected NOI Yield
Total In Process	15	$33,200	$18,248	10% - 12%

COMPLETED ANCHOR SPACE REPOSITIONINGS - NINE MONTHS ENDED 9/30/16
1	Glendale Galleria (2)	Phoenix-Mesa-Scottsdale, AZ	Remerchandise former Smashing Buys with a 37K SF LA Fitness
2	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former CVS with a 15K SF Party City
3	Ocean View Plaza (2)	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Fitness Elite for Women with an 18K SF Crunch Fitness
4	California Oaks Center	Riverside-San Bernardino-Ontario, CA	Remerchandise former Ralphs with a 19K SF Barons Market
5	Lompoc Center (2)	Santa Maria-Santa Barbara, CA	Remerchandise and expand former Pier One with a 16K SF Harbor Freight Tools
6	Superior Marketplace	Boulder, CO	Reconfigure anchor vacancy with a 19K SF Party City and an 11K SF ULTA
7	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Marshalls and former OfficeMax with a 31K SF Stein Mart and a 24K SF buybuy BABY
8	Regency Park Shopping Center	Jacksonville, FL	Remerchandise anchor vacancy with a 40K SF Ollie's Bargain Outlet
9	The Shoppes at Southside (2)	Jacksonville, FL	Remerchandise former Sports Authority with a 40K SF Restoration Hardware Outlet
10	Seminole Plaza (2)	Tampa-St. Petersburg-Clearwater, FL	Remerchandise and expand former Deals with a 21K SF Bealls Outlet
11	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Addition of a 9K SF Five Below in former Kmart, in conjunction with previous remerchandising with Ross Dress for Less and Party City
12	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Staples with a 23K SF Planet Fitness
13	Westlane Shopping Center	Indianapolis-Carmel-Anderson, IN	Remerchandise former Marsh Supermarket with a 17K SF Save-A-Lot and a 12K SF Citi Trends
14	Delta Center	Lansing-East Lansing, MI	Remerchandise former Party City with expansion of existing Men's Wearhouse to a 10K SF Destination XL
15	County Line Plaza (2)	Jackson, MS	Remerchandise and expand former Office Depot with a 50K SF Burlington Stores and a 25K SF Burke's Outlet
16	Clocktower Place	St. Louis, MO-IL	Relocation and rightsize of existing regional furniture store to 30K SF in former Office Depot and replace with a 16K SF K&G Fashion Superstore
17	Willow Springs Plaza (2)	Manchester-Nashua, NH	Remerchandise former Namco Pools with a 33K SF New Hampshire Liquor and Wine Outlet
18	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocation of existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
19	Crown Point	Columbus, OH	Remerchandise former Lombard's Furniture and adjacent small shop vacancy with a 21K SF Planet Fitness

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 22

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA		Description

COMPLETED ANCHOR SPACE REPOSITIONINGS - NINE MONTHS ENDED 9/30/16 (continued)
20	The Commons at Wolfcreek		Memphis, TN-MS-AR		Remerchandise former OfficeMax with a 15K SF DSW and a 9K SF Five Below
21	Five Points (2)		Corpus Christi, TX		Reconfigure anchor vacancy with a 17K SF Harbor Freight Tools and 7K SF of small shop space
22	Bardin Place Center (2)		Dallas-Fort Worth-Arlington, TX		Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
23	Preston Park		Dallas-Fort Worth-Arlington, TX		Remerchandise former Minyard Sun Fresh Market with a 53K SF Kroger
24	Webb Royal Plaza		Dallas-Fort Worth-Arlington, TX		Remerchandise former grocer with a 35K SF El Rio Grande Latin Market

		Number of Projects	Total Costs	Expected NOI Yield
	Total Completed	24	$39,660	12%

(1) Indicates project added to In Process pipeline during the three months ended September 30, 2016.
(2) Indicates project completed during the three months ended September 30, 2016.

The Anchor Space Repositioning projects listed above are actively being worked on by the Company and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the expected total project costs or expected NOI yields will be the amounts shown. The expected total project costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 23

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

					Expected
				Stabilization	Total	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Project Cost	to Date	NOI Yield

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS
1	Mira Mesa Mall	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	Dec-16	$1,000	$281	21%
2	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks, a 2K SF Chipotle and a 1K SF Jimmy John's outparcels	Dec-16	2,500	1,466	11%
3	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure 8K SF outparcel space with a 3K SF Blaze Pizza, a 3K SF Noodles & Company and 2K SF of additional retail space	Dec-16	2,900	2,486	13%
4	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF Panera Bread outparcel with drive-thru	Dec-16	1,000	937	19%
5	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Construction of a 4K SF First Watch outparcel	Dec-16	2,000	1,614	12%
6	The Commons at Wolfcreek	Memphis, TN-MS-AR	Construction of an 11K SF outparcel with a 5K SF AT&T and three additional small shop retailers	Dec-16	2,900	2,001	12%
7	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Café outparcel	Mar-17	700	148	19%
8	Miracle Mile Shopping Plaza	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	Mar-17	1,300	163	9%
9	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	Mar-17	400	76	26%
10	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	Mar-17	400	112	39%
11	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Jun-18	3,700	649	12%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$18,800	$9,933	14%

COMPLETED OUTPARCEL DEVELOPMENTS - NINE MONTHS ENDED 9/30/16
1	Arbor - Broadway Faire	Fresno, CA	Reconfigure former outparcel building for a 6K SF Buffalo Wild Wings	Mar-16		$275	62%
2	Westgate	Dublin, GA	Construction of a 2K SF Dunkin' Donuts / Baskin-Robbins outparcel	Mar-16		326	16%
3	Wadsworth Crossings	Cleveland-Elyria, OH	Construction of a 4K SF Mattress Firm outparcel	Mar-16		1,614	12%
4	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Popeyes Louisiana Kitchen outparcel	Mar-16		553	16%
5	Puente Hills Town Center (1)	Los Angeles-Long Beach-Anaheim, CA	Reconfigure former freestanding Barnes & Noble with a 3K SF Habit Burger Grill, a 3K SF Pacific Fish Grill and two additional small shop retailers	Sep-16		2,421	12%
6	Briggsmore Plaza (1)	Modesto, CA	Construction of a 3K SF Taco Bell outparcel	Sep-16		622	15%
7	Haymarket Mall (1)	Des Moines-West Des Moines, IA	Construction of a 3K SF Chick-fil-A outparcel	Sep-16		70	140%
8	Warren Plaza (1)	Dubuque, IA	Construction of a 5K SF Chick-fil-A outparcel	Sep-16		60	42%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,941	17%

NEW DEVELOPMENTS:
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, an 18K SF PetSmart, a 10K SF ULTA and additional junior anchor spaces adjacent to an existing non-owned Costco	Mar-18	$19,300	$4,563	11%

(1) Indicates project completed during the three months ended September 30, 2016.

The projects listed above are actively being worked on by the Company and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these opportunities, that the expected total project cost or expected NOI yield will be the amounts shown or that stabilization will occur as anticipated. The expected total project costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Expected
				Property	Stabilization	Total	Costs	Expected
	Property Name	MSA	Project Description	Acreage	Quarter	Project Cost	to Date	NOI Yield

REDEVELOPMENTS:
IN PROCESS REDEVELOPMENTS
1	Bay Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing Publix with a 54K SF prototype with drive-thru pharmacy and remerchandise vacant endcap with a 9K SF Pet Supermarket, as well as property improvements including the addition of seating areas, façade renovations and LED initiatives	10	Dec-16	$7,400	$5,755	10%

2	Rose Pavilion (1)	San Francisco-Oakland-Hayward, CA	Redevelopment of recently acquired former CVS with a 29K SF Total Wine & More and redevelopment of existing retail space with a 13K SF Trader Joe’s and additional small shop space, as well as full shopping center upgrades, including common area enhancements and façade renovations	27	Dec-17	14,400	7,178	10%

3	Gateway Plaza - Vallejo (2)	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-17	8,700	5,050	8%

4	Park Shore Plaza (1)	Naples-Immokalee-Marco Island, FL	Redevelopment and densification of center including replacing former Kmart and YouFit Health Club with a 60K SF Burlington Stores, a 27K SF Saks OFF Fifth, a 19K SF Party City and an additional 16K SF junior anchor; construction of additional small shop space including restaurant outparcels with potential for outdoor patio areas; and shopping center upgrades, including courtyard enhancements and façade renovations	22	Dec-17	20,800	15,036	11%

5	Erie Canal Centre (1)	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF SF Dick’s Sporting Goods and 65K SF of additional junior anchor space, potential construction of 8K SF of small shop space, and full shopping center upgrades, including façade renovations, common area and parking field enhancements	11	Dec-17	11,300	7,946	9%

6	Preston Ridge (1)	Dallas-Fort Worth-Arlington, TX	Remerchandise and expand former Gatti-Town Pizza with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth and a 6K SF J Crew Mercantile, reconfigure existing shop space for restaurant use, and shopping center upgrades including common area enhancements	131	Dec-17	9,500	4,384	9%

7	Maple Village (1)	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods and a 21K SF junior anchor; construction of outparcel retail building; and full shopping center upgrades, including common area enhancements and façade renovations	31	Jun-18	26,800	10,575	9%

8	Green Acres (2)	Saginaw, MI	Redevelopment of existing Kroger and adjacent underutilized spaces for a 106K SF Kroger Marketplace and an additional 14K SF of retail space, as well as reconfiguration of remaining small shop space and common area enhancements	28	Dec-18	4,900	248	10%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE			312		$103,800	$56,172	10%

(1) Indicates projects moved to in process redevelopment pipeline from anchor space repositioning pipeline during the three months ended September 30, 2016 primarily due to expanded project scope.
(2) Indicates project added to in process pipeline during the three months ended September 30, 2016.

The projects listed above are actively being worked on by the Company and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these opportunities, that the expected total project cost or expected NOI yield will be the amounts shown or that stabilization will occur as anticipated. The expected total project costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Mira Mesa Mall	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
3	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
4	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
5	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of existing space for new junior anchors and outparcel development
6	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, including vertical component, multiple densification opportunities, including potential residential component
7	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
8	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
9	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
10	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment to reorient the center, with potential outparcel development

MINOR REDEVELOPMENTS
1	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Repurpose, assemble and reposition to create footprint for national tenant merchandise mix
2	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
5	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
6	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Addition of new anchor prototype, address obsolete space and outparcel development, enhancement of common areas
7	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Reconfiguration of existing footprint to accommodate multiple new retailers, potential outparcel development
8	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple new retailers and/or entertainment users
9	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint to accommodate multiple retailers, potential entertainment uses and outparcel development
10	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Reconfiguration of existing footprint to accommodate multiple new anchors, rebranding of center, potential outparcel development
11	Sagamore Park Centre	Lafayette-West Lafayette, IN	Expansion of anchor space, remerchandise existing in-line space
12	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building to accommodate multiple new retailers
13	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space with new merchandise mix
14	Ellisville Square	St. Louis, MO-IL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
15	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Redevelopment of existing anchor space for new anchor and in-line tenancy
16	Devonshire Place	Raleigh, NC	Repurpose, assemble and reposition to create footprint for national retailers
17	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
18	ShopRite Supermarket	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
19	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reorient and repurpose anchor space and additional building to leverage power corner location, densification of site
20	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
21	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
22	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of oversized anchor, remerchandise with experiential retailers, densification of site
23	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple anchor retailers, potential outparcel development
24	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of vacant anchor space with combination of anchor and small shop space, densification of site
25	Hanover Square	Richmond, VA	Redevelopment of existing anchor space for multiple retailers, potential outparcel development

The Company has identified the properties above as potential future reinvestment opportunities. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are the most likely to become active reinvestments in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 26

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2016

Includes unconsolidated joint venture, Montecito Marketplace, at 100%

PORTFOLIO OVERVIEW
Dollars in thousands, except ABR per square foot

		As of:
		9/30/16	6/30/16	3/31/16	12/31/15	9/30/15

Number of properties		514	516	518	518	519
GLA		86,295,214	86,446,148	86,669,873	86,615,572	86,696,827
Percent billed		90.6%	90.6%	90.4%	91.0%	90.9%
Percent leased		92.6%	92.8%	92.4%	92.6%	92.6%
TOTAL ≥ 10,000 SF		95.8%	96.4%	95.9%	96.2%	96.2%
TOTAL < 10,000 SF		85.0%	84.2%	83.9%	84.3%	84.0%
ABR		$953,696	$952,653	$951,163	$945,667	$939,293
ABR/SF		$12.90	$12.85	$12.85	$12.76	$12.68

PORTFOLIO BY UNIT SIZE AS OF 9/30/16
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	577	35,836,712	96.7%	97.5%	13.7%	$276,584	$9.19
20,000 – 34,999 SF	556	14,634,229	93.1%	95.3%	10.8%	135,710	9.88
10,000 - 19,999 SF	753	10,260,937	87.5%	90.3%	15.5%	116,348	12.88
5,000 - 9,999 SF	1,374	9,461,562	83.3%	86.3%	20.3%	127,696	16.27
< 5,000 SF	7,763	16,101,774	81.1%	84.2%	39.7%	297,358	22.48
TOTAL	11,023	86,295,214	90.6%	92.6%	100.0%	$953,696	$12.90

TOTAL ≥ 10,000 SF	1,886	60,731,878	94.3%	95.8%	40.0%	$528,642	$10.00
TOTAL < 10,000 SF	9,137	25,563,336	81.9%	85.0%	60.0%	425,054	20.17

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR
1	The Kroger Co. (1)	71	4,621,572	5.4%	$31,806	3.3%
2	The TJX Companies, Inc. (2)	93	2,892,324	3.4%	30,201	3.2%
3	Dollar Tree Stores, Inc. (3)	167	1,867,255	2.2%	18,690	2.0%
4	Ahold Delhaize (4)	32	1,680,551	1.9%	17,580	1.8%
5	Wal-Mart Stores, Inc. (5)	29	3,548,000	4.1%	16,904	1.8%
6	Publix Super Markets, Inc.	39	1,802,591	2.1%	16,681	1.7%
7	Albertsons Companies, Inc. (6)	23	1,294,287	1.5%	13,804	1.4%
8	Burlington Stores, Inc.	19	1,405,122	1.6%	10,776	1.1%
9	Bed Bath & Beyond Inc. (7)	31	761,216	0.9%	9,448	1.0%
10	PetSmart, Inc. (8)	30	652,714	0.8%	9,371	1.0%
	TOP 10 RETAILERS	534	20,525,632	23.9%	175,261	18.3%

11	Big Lots, Inc.	46	1,527,517	1.8%	9,368	1.0%
12	Ross Stores, Inc. (9)	31	860,356	1.0%	9,366	1.0%
13	Sears Holdings Corporation (10)	22	2,058,756	2.4%	9,102	1.0%
14	Best Buy Co., Inc.	16	660,392	0.8%	8,967	0.9%
15	Office Depot, Inc. (11)	34	758,207	0.9%	8,336	0.9%
16	PETCO Animal Supplies, Inc. (12)	34	450,480	0.5%	7,491	0.8%
17	Kohl's Corporation	12	1,002,715	1.2%	7,335	0.8%
18	Party City Corporation	35	492,998	0.6%	7,216	0.8%
19	DICK'S Sporting Goods, Inc. (13)	13	542,121	0.6%	6,962	0.7%
20	Staples, Inc.	28	586,564	0.7%	6,944	0.7%
	TOP 20 RETAILERS	805	29,465,738	34.4%	256,348	26.9%

21	L.A. Fitness International, LLC	11	429,035	0.5%	6,452	0.7%
22	Mattress Firm, Inc. (14)	49	284,387	0.3%	6,286	0.7%
23	Ascena Retail Group, Inc. (15)	54	325,657	0.4%	6,209	0.7%
24	Hobby Lobby Stores, Inc.	15	918,619	1.1%	5,950	0.6%
25	The Home Depot, Inc.	8	799,388	0.9%	5,755	0.6%
26	Michaels Stores, Inc.	24	529,205	0.6%	5,637	0.6%
27	Giant Eagle, Inc.	7	555,560	0.6%	5,591	0.6%
28	Southeastern Grocers (16)	15	706,283	0.8%	5,380	0.6%
29	H.E. Butt Grocery Company (17)	7	419,204	0.5%	5,262	0.6%
30	CVS Health	23	309,120	0.4%	5,016	0.5%
31	Walgreen Co.	20	289,244	0.3%	4,810	0.5%
32	ULTA Beauty (18)	19	217,900	0.3%	4,603	0.5%
33	Jo-Ann Stores, Inc.	24	447,990	0.5%	4,370	0.5%
34	Sally Beauty Holdings, Inc.	115	193,775	0.2%	4,254	0.4%
35	Gap, Inc. (19)	16	257,085	0.3%	4,205	0.4%
36	Payless ShoeSource	66	202,647	0.2%	4,151	0.4%
37	Beall's, Inc. (20)	25	579,116	0.7%	4,076	0.4%
38	DSW Inc.	13	243,787	0.3%	4,018	0.4%
39	Stein Mart, Inc.	13	459,393	0.5%	4,003	0.4%
40	Barnes & Noble, Inc.	10	224,673	0.3%	3,983	0.4%
	TOTAL TOP 40 RETAILERS	1,339	37,857,806	44.1%	$356,359	37.4%

(1) Includes Kroger (55), Harris Teeter (3), King Soopers (3), Ralphs (2), Smith's (2),			(6) Includes Vons (4), Albertsons (3), Acme (3), Randalls (3), Tom Thumb (2), Dominick's (2),			(14) Includes Sleepy's (27) and Mattress Firm (22).
Pick ' N Save (2), Dillons (1), Food 4 Less (1) and Pay Less (1).			Shaw's (2), Jewel-Osco (1), Shop & Save Market (1), Star Market (1) and $.99 Only Store (1).			(15) Includes dressbarn (21), Catherines (11), Lane Bryant (8),
(2) Includes T.J. Maxx (48), Marshalls (35), HomeGoods (9) and Sierra Trading Post (1).			(7) Includes Bed Bath & Beyond (17), Harmon Face Values (6), Christmas Tree Shops (4),			Justice (7), maurices (6) and Ann Taylor (1).
Excludes Marshalls / HomeGoods at development property.			Cost Plus World Market (2) and buybuy BABY (2).			(16) Includes Winn-Dixie (9), BI-LO (3) and Harveys (3).
(3) Includes Dollar Tree (130), Family Dollar (35), Deals (1) and Dollar Stop (1).			(8) Excludes PetSmart at development property.			(17) Includes H-E-B (6) and Central Market (1).
(4) Includes Giant Food (9), Food Lion (8), Super Stop & Shop (7), Martin's Food Markets (2),			(9) Includes Ross Dress for Less (29) and dd's Discounts (2).			(18) Excludes ULTA at development property.
Hannaford (2), Bottom Dollar Food (1), ShopRite (1), Stop & Shop (1) and Tops (1).			(10) Includes Kmart (18), Sears (2), Sears Essentials (1) and Sears Outlet (1).			(19) Includes Old Navy (12), GAP Factory (2), GAP (1) and
(5) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood			(11) Includes Office Depot (18) and OfficeMax (16).			Banana Republic Factory (1).
Market (5) and Sam's Club (1).			(12) Includes PETCO (33) and Unleashed (1).			(20) Includes Beall's Outlet (12), Burke's Outlet (9), Burke's (2),
			(13) Includes DICK'S Sporting Goods (10) and Golf Galaxy (3).			and Beall's Department Store (2).

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands except per square foot amounts
					Tenant Improvements PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
TOTAL - NEW, RENEWAL & OPTION
Three months ended 9/30/16	513	3,548,517	$41,899	$11.81	$5.02	$0.79	5.5	390	2,981,503	$11.38	$10.26	10.9%
Three months ended 6/30/16	554	3,589,288	47,278	13.17	5.02	1.00	6.2	435	3,089,607	13.06	11.65	12.1%
Three months ended 3/31/16	497	3,571,385	47,678	13.35	5.24	0.65	5.9	396	3,125,180	13.17	11.88	10.9%
Three months ended 12/31/15	554	3,882,618	47,801	12.31	6.98	0.65	5.4	457	3,523,206	12.08	10.52	14.8%
TOTAL - TTM	2,118	14,591,808	$184,656	$12.65	$5.60	$0.77	5.7	1,678	12,719,496	$12.42	$11.07	12.2%

NEW & RENEWAL ONLY
Three months ended 9/30/16	420	2,042,244	$27,362	$13.40	$8.72	$1.38	5.9	297	1,475,230	$13.14	$11.46	14.7%
Three months ended 6/30/16	467	2,066,939	32,408	15.68	8.73	1.74	7.1	348	1,567,258	16.25	14.06	15.6%
Three months ended 3/31/16	402	1,780,225	28,131	15.80	10.52	1.31	7.1	301	1,334,020	16.21	13.94	16.3%
Three months ended 12/31/15	465	2,459,283	35,472	14.42	10.99	1.03	5.7	368	2,099,871	14.40	12.16	18.4%
TOTAL - TTM	1,754	8,348,691	$123,373	$14.78	$9.77	$1.35	6.4	1,314	6,476,379	$14.93	$12.83	16.4%

NEW LEASES
Three months ended 9/30/16	191	834,401	$12,955	$15.53	$20.83	$3.37	8.4	68	267,387	$18.59	$14.73	26.2%
Three months ended 6/30/16	209	893,212	14,079	15.76	19.52	3.86	8.9	90	393,531	18.16	14.56	24.7%
Three months ended 3/31/16	169	852,315	12,687	14.89	21.46	2.58	9.2	68	406,110	15.22	11.28	34.9%
Three months ended 12/31/15	163	759,377	12,054	15.87	25.44	3.27	8.5	66	399,965	17.03	13.11	29.9%
TOTAL - TTM	732	3,339,305	$51,775	$15.50	$21.69	$3.28	8.8	292	1,466,993	$17.12	$13.29	28.8%

RENEWAL LEASES
Three months ended 9/30/16	229	1,207,843	$14,407	$11.93	$0.35	$—	4.1	229	1,207,843	$11.93	$10.73	11.2%
Three months ended 6/30/16	258	1,173,727	18,329	15.62	0.51	0.13	5.8	258	1,173,727	15.62	13.89	12.5%
Three months ended 3/31/16	233	927,910	15,444	16.64	0.46	0.14	5.1	233	927,910	16.64	15.11	10.1%
Three months ended 12/31/15	302	1,699,906	23,418	13.78	4.54	0.03	4.5	302	1,699,906	13.78	11.93	15.5%
TOTAL - TTM	1,022	5,009,386	$71,598	$14.29	$1.83	$0.07	4.8	1,022	5,009,386	$14.29	$12.69	12.6%

OPTION LEASES
Three months ended 9/30/16	93	1,506,273	$14,537	$9.65	$—	$—	5.0	93	1,506,273	$9.65	$9.09	6.2%
Three months ended 6/30/16	87	1,522,349	14,870	9.77	—	—	5.0	87	1,522,349	9.77	9.18	6.4%
Three months ended 3/31/16	95	1,791,160	19,547	10.91	—	—	4.7	95	1,791,160	10.91	10.34	5.5%
Three months ended 12/31/15	89	1,423,335	12,329	8.66	0.04	—	4.9	89	1,423,335	8.66	8.10	6.9%
TOTAL - TTM	364	6,243,117	$61,283	$9.82	$0.01	$—	4.9	364	6,243,117	$9.82	$9.25	6.2%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 9/30/16						TTM Ended 9/30/16
		% of Leases	% of GLA	% of ABR	New ABR/SF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR/SF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option		14%	66%	45%	$8.00	7.6%		15%	67%	48%	$9.12	10.2%
New & Renewal Only		8%	51%	31%	8.10	12.2%		10%	51%	36%	10.23	17.4%
New Leases		8%	42%	33%	12.10	42.2%		10%	48%	38%	12.32	37.0%
Renewal Leases		7%	58%	29%	6.09	6.1%		9%	54%	34%	9.02	10.1%
Option Leases		42%	87%	71%	7.92	5.3%		39%	87%	73%	8.23	4.8%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option		86%	34%	55%	$19.27	13.8%		85%	33%	52%	$19.68	14.5%
New & Renewal Only		92%	49%	69%	18.95	15.6%		90%	49%	64%	19.59	15.9%
New Leases		92%	58%	67%	18.00	22.0%		90%	52%	62%	18.40	22.7%
Renewal Leases		93%	42%	71%	19.85	13.4%		91%	46%	66%	20.51	14.0%
Option Leases		58%	13%	29%	20.86	7.9%		61%	13%	27%	20.07	9.6%

(1) Excludes landlord work.
(2) Comparable leases only.
Includes development properties. Excludes leases executed for less than one year.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 30

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	9/30/16	9/30/16	6/30/16	3/31/16	12/31/15
NEW LEASES
Weighted average over lease term:
Base rent	$16.58	$16.62	$16.90	$15.63	$17.24
TI/TA allowance	(2.48)	(2.39)	(2.29)	(2.39)	(2.90)
Tenant specific landlord work	(0.24)	(0.25)	(0.25)	(0.20)	(0.26)
Third party leasing commissions	(0.37)	(0.39)	(0.40)	(0.30)	(0.38)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$13.49	$13.59	$13.96	$12.74	$13.70
Net effective rent / base rent	81%	82%	83%	82%	79%
Weighted average term (years)	8.8	8.4	8.9	9.2	8.5

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	36%	31%	36%	38%	39%
< 10,000 SF	64%	69%	64%	62%	61%

Includes development properties.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration
M-M	359	996,230	1.2%	1.5%	$13.97	$13.97	14	252,673	0.4%	0.5%	$9.71	$9.71	345	743,557	3.4%	2.7%	$15.41	$15.41
2016	360	1,575,043	2.0%	2.2%	13.26	13.26	26	764,291	1.3%	1.3%	9.00	9.00	334	810,752	3.7%	3.3%	17.27	17.29
2017	1,548	8,670,206	10.9%	11.3%	12.45	12.48	175	5,204,895	8.9%	8.1%	8.20	8.21	1,373	3,465,311	16.0%	15.4%	18.83	18.89
2018	1,574	10,286,793	12.9%	13.5%	12.50	12.63	217	6,738,007	11.6%	11.5%	9.00	9.04	1,357	3,548,786	16.3%	16.0%	19.16	19.44
2019	1,439	10,840,733	13.6%	13.2%	11.65	11.83	221	7,494,757	12.9%	12.1%	8.51	8.56	1,218	3,345,976	15.4%	14.7%	18.67	19.18
2020	1,213	11,029,213	13.8%	13.0%	11.26	11.49	240	8,360,064	14.4%	13.3%	8.42	8.50	973	2,669,149	12.3%	12.6%	20.13	20.86
2021	1,064	10,210,806	12.8%	12.3%	11.53	11.97	228	7,749,815	13.3%	13.2%	8.97	9.11	836	2,460,991	11.3%	11.3%	19.58	20.95
2022	450	5,992,612	7.5%	6.8%	10.83	11.58	147	4,924,140	8.5%	8.2%	8.77	9.20	303	1,068,472	4.9%	5.1%	20.32	22.57
2023	295	3,705,779	4.6%	4.1%	10.51	11.32	93	2,942,429	5.1%	4.5%	8.14	8.59	202	763,350	3.5%	3.5%	19.64	21.84
2024	300	3,435,620	4.3%	4.6%	12.71	13.90	93	2,671,406	4.6%	5.2%	10.24	10.95	207	764,214	3.5%	3.8%	21.32	24.21
2025+	885	13,148,324	16.5%	17.5%	12.68	14.24	311	11,066,671	19.0%	22.3%	10.64	11.69	574	2,081,653	9.6%	11.5%	23.52	27.80

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration
M-M	359	996,230	1.2%	1.5%	$13.97	$13.97	14	252,673	0.4%	0.5%	$9.71	$9.71	345	743,557	3.4%	2.7%	$15.41	$15.41
2016	292	990,871	1.2%	1.5%	14.30	14.30	15	350,578	0.6%	0.6%	8.87	8.87	277	640,293	2.9%	2.6%	17.27	17.27
2017	1,073	3,574,778	4.5%	5.4%	14.44	14.50	57	1,189,954	2.0%	1.7%	7.66	7.71	1,016	2,384,824	11.0%	10.0%	17.83	17.89
2018	935	3,056,991	3.8%	5.0%	15.73	15.97	52	1,125,693	1.9%	2.1%	9.64	9.76	883	1,931,298	8.9%	8.8%	19.28	19.60
2019	844	3,178,393	4.0%	4.8%	14.37	14.81	49	1,245,387	2.1%	1.9%	8.19	8.35	795	1,933,006	8.9%	8.3%	18.35	18.98
2020	736	3,081,353	3.9%	4.8%	14.85	15.42	49	1,395,088	2.4%	2.2%	8.47	8.67	687	1,686,265	7.8%	8.0%	20.13	21.01
2021	685	2,545,738	3.2%	4.3%	15.95	17.26	44	909,431	1.6%	1.8%	10.28	10.82	641	1,636,307	7.5%	7.4%	19.11	20.84
2022	426	1,962,479	2.5%	3.2%	15.77	17.33	41	843,001	1.4%	1.6%	9.76	10.61	385	1,119,478	5.2%	5.3%	20.29	22.39
2023	438	2,355,418	2.9%	3.5%	14.14	15.62	49	1,148,821	2.0%	1.8%	8.47	9.35	389	1,206,597	5.6%	5.5%	19.54	21.59
2024	409	2,580,009	3.2%	3.4%	12.45	13.89	51	1,514,437	2.6%	2.2%	7.64	8.35	358	1,065,572	4.9%	4.8%	19.29	21.76
2025+	3,290	55,569,099	69.6%	62.6%	10.75	15.66	1,344	48,194,085	82.9%	83.7%	9.18	13.92	1,946	7,375,014	34.0%	36.5%	21.05	27.05

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 9/30/16				78.6%	84.5%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2015 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,633,095	88.8%	91.5%	$64,157	$19.52	5.8%	4.2%	6.7%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,984	98.2%	99.2%	29,268	19.22	1.8%	2.0%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,020,459	90.3%	91.4%	45,680	12.96	3.1%	4.7%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	3,088,797	91.1%	94.2%	43,609	15.16	3.1%	3.6%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	36	4,530,424	89.0%	91.3%	46,620	11.74	7.0%	5.2%	4.9%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	98.3%	99.7%	5,001	11.11	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	28	4,307,425	92.2%	94.4%	55,966	15.67	5.4%	5.0%	5.9%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,693,416	88.1%	90.1%	20,510	14.00	1.9%	2.0%	2.2%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,663,048	89.8%	91.4%	35,463	10.90	4.9%	4.2%	3.7%
10	Boston-Cambridge-Newton, MA-NH	6	710,309	85.8%	89.2%	8,056	13.02	1.2%	0.8%	0.8%
	Top 10 Largest US MSAs by Population	179	27,783,217	90.6%	92.7%	354,330	14.44	34.8%	32.2%	37.2%

11	San Francisco-Oakland-Hayward, CA	2	478,046	94.0%	96.9%	9,019	24.58	0.4%	0.6%	0.9%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	39.3%	70.3%	1,097	13.05	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,088	92.5%	97.5%	7,102	15.13	0.8%	0.6%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,600,883	90.8%	92.8%	17,135	12.43	1.8%	1.9%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,623	88.4%	91.0%	13,286	13.19	1.6%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	507,394	96.4%	97.3%	9,152	19.15	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,401,903	92.3%	94.4%	27,974	13.36	2.9%	2.8%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,192,781	97.3%	97.7%	14,867	12.83	1.0%	1.4%	1.6%
20	St. Louis, MO-IL	4	658,665	74.8%	86.0%	4,957	8.80	0.8%	0.8%	0.5%
	Top 20 Largest US MSAs by Population	229	36,459,125	90.6%	92.9%	458,919	14.28	44.7%	42.4%	48.1%

21	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,636	12.04	0.2%	0.3%	0.3%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,708,512	89.9%	90.3%	14,402	10.23	1.1%	2.0%	1.5%
23	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
24	Orlando-Kissimmee-Sanford, FL	6	963,156	89.4%	95.1%	15,562	17.33	1.1%	1.1%	1.6%
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,914	10.66	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.3%	95.3%	1,825	18.48	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,931,880	96.4%	96.9%	21,374	14.37	1.3%	2.2%	2.2%
29	Las Vegas-Henderson-Paradise, NV	3	613,061	93.2%	95.4%	8,322	16.12	0.6%	0.7%	0.9%
30	Kansas City, MO-KS	4	602,466	90.8%	92.8%	4,435	8.07	0.8%	0.7%	0.5%
31	Cleveland-Elyria, OH	7	1,447,769	93.0%	94.8%	15,126	11.07	1.3%	1.7%	1.6%
32	Columbus, OH	4	449,488	86.6%	90.3%	3,988	10.32	0.8%	0.5%	0.4%
33	Austin-Round Rock, TX	1	169,552	83.0%	100.0%	1,819	10.73	0.2%	0.2%	0.2%
34	Indianapolis-Carmel-Anderson, IN	4	881,418	80.4%	81.8%	6,372	8.87	0.8%	1.0%	0.7%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	93.1%	94.3%	13,107	10.92	1.3%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,257	96.9%	97.7%	3,354	16.85	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,327	89.3%	90.1%	6,587	10.29	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,508	82.9%	84.3%	8,254	12.30	1.0%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	660,013	82.5%	83.4%	7,635	14.36	0.2%	0.8%	0.8%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2015 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
43	Louisville/Jefferson County, KY-IN	4	707,728	94.8%	97.1%	7,118	10.64	0.8%	0.8%	0.7%
44	Raleigh, NC	2	291,027	71.4%	71.4%	2,766	13.46	0.4%	0.3%	0.3%
45	Richmond, VA	2	215,897	95.7%	96.1%	2,893	13.95	0.4%	0.3%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	891,680	93.7%	94.6%	11,697	16.54	0.8%	1.0%	1.2%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	100.0%	100.0%	1,442	15.48	0.2%	0.1%	0.2%
	Top 50 Largest US MSAs by Population	307	51,780,741	90.6%	92.7%	622,903	13.73	59.8%	60.1%	65.4%

	MSAs Ranked 51 - 100 by Population	66	11,508,186	89.9%	91.1%	116,999	12.34	12.8%	13.3%	12.2%

	Other MSAs	141	23,006,287	91.1%	93.1%	213,794	11.21	27.4%	26.6%	22.4%

TOTAL		514	86,295,214	90.6%	92.6%	$953,696	$12.90	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,633,095	88.8%	91.5%	$64,157	$19.52	5.8%	4.2%	6.7%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	28	4,307,425	92.2%	94.4%	55,966	15.67	5.4%	5.0%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,530,424	89.0%	91.3%	46,620	11.74	7.0%	5.2%	4.9%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,020,459	90.3%	91.4%	45,680	12.96	3.1%	4.7%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,088,797	91.1%	94.2%	43,609	15.16	3.1%	3.6%	4.6%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,663,048	89.8%	91.4%	35,463	10.90	4.9%	4.2%	3.7%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,984	98.2%	99.2%	29,268	19.22	1.8%	2.0%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,401,903	92.3%	94.4%	27,974	13.36	2.9%	2.8%	2.9%
9	Cincinnati, OH-KY-IN	28	7	1,931,880	96.4%	96.9%	21,374	14.37	1.4%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,693,416	88.1%	90.1%	20,510	14.00	1.9%	2.0%	2.2%
	10 Largest MSAs by ABR	—	192	30,955,431	91.1%	93.0%	390,621	14.44	37.3%	35.9%	41.0%

11	Detroit-Warren-Dearborn, MI	14	9	1,600,883	90.8%	92.8%	17,135	12.43	1.8%	1.9%	1.8%
12	Orlando-Kissimmee-Sanford, FL	24	6	963,156	89.4%	95.1%	15,562	17.33	1.2%	1.1%	1.6%
13	Cleveland-Elyria, OH	31	7	1,447,769	93.0%	94.8%	15,126	11.07	1.4%	1.7%	1.6%
14	Denver-Aurora-Lakewood, CO	19	5	1,192,781	97.3%	97.7%	14,867	12.83	1.0%	1.4%	1.6%
15	Charlotte-Concord-Gastonia, NC-SC	22	6	1,708,512	89.9%	90.3%	14,402	10.23	1.2%	2.0%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	93.2%	93.6%	13,375	13.24	1.0%	1.5%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,623	88.4%	91.0%	13,286	13.19	1.6%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	93.1%	94.3%	13,107	10.92	1.4%	1.5%	1.4%
19	Hartford-West Hartford-East Hartford, CT	47	4	891,680	93.7%	94.6%	11,697	16.54	0.8%	1.0%	1.2%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	98.1%	98.9%	10,836	16.51	0.6%	0.8%	1.1%
	20 Largest MSAs by ABR	—	252	43,195,397	91.4%	93.3%	530,014	14.01	49.3%	50.2%	55.6%

21	Naples-Immokalee-Marco Island, FL	148	4	771,980	89.9%	94.1%	10,755	14.99	0.8%	0.9%	1.1%
22	Binghamton, NY	189	4	751,207	99.1%	99.1%	9,886	13.28	0.8%	0.9%	1.0%
23	San Diego-Carlsbad, CA	17	2	507,394	96.4%	97.3%	9,152	19.15	0.4%	0.6%	1.0%
24	San Francisco-Oakland-Hayward, CA	11	2	478,046	94.0%	96.9%	9,019	24.58	0.4%	0.6%	0.9%
25	Vallejo-Fairfield, CA	121	1	525,067	87.6%	93.3%	8,559	17.70	0.2%	0.6%	0.9%
26	Las Vegas-Henderson-Paradise, NV	29	3	613,061	93.2%	95.4%	8,322	16.12	0.6%	0.7%	0.9%
27	Jacksonville, FL	40	5	827,508	82.9%	84.3%	8,254	12.30	1.0%	1.0%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	710,309	85.8%	89.2%	8,056	13.02	1.2%	0.8%	0.8%
29	Memphis, TN-MS-AR	42	1	660,013	82.5%	83.4%	7,635	14.36	0.2%	0.8%	0.8%
30	Fresno, CA	56	2	436,334	98.7%	98.7%	7,628	17.71	0.4%	0.5%	0.8%
31	New Haven-Milford, CT	65	6	571,463	89.9%	90.2%	7,134	13.84	1.2%	0.7%	0.7%
32	Louisville/Jefferson County, KY-IN	43	4	707,728	94.8%	97.1%	7,118	10.64	0.8%	0.8%	0.7%
33	Riverside-San Bernardino-Ontario, CA	13	4	537,088	92.5%	97.5%	7,102	15.13	0.8%	0.6%	0.7%
34	Port St. Lucie, FL	113	5	628,830	77.6%	79.1%	7,086	14.25	1.0%	0.7%	0.7%
35	Norwich-New London, CT	175	2	433,532	97.1%	97.1%	6,994	16.61	0.4%	0.5%	0.7%
36	Milwaukee-Waukesha-West Allis, WI	39	4	710,327	89.3%	90.1%	6,587	10.29	0.8%	0.8%	0.7%
37	Indianapolis-Carmel-Anderson, IN	34	4	881,418	80.4%	81.8%	6,372	8.87	0.8%	1.0%	0.7%
38	Worcester, MA-CT	58	4	589,104	83.1%	84.3%	5,795	13.49	0.8%	0.7%	0.6%
39	Wilmington, NC	171	2	379,107	89.8%	98.1%	5,398	14.67	0.4%	0.4%	0.6%
40	Springfield, MA	88	3	450,701	97.4%	97.4%	5,393	14.49	0.6%	0.5%	0.6%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 35

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
41	Scranton--Wilkes-Barre--Hazleton, PA	97	2	620,309	97.7%	97.7%	5,278	19.58	0.4%	0.7%	0.6%
42	Dayton, OH	72	3	534,401	96.0%	97.3%	5,197	12.26	0.6%	0.6%	0.5%
43	College Station-Bryan, TX	187	4	491,463	95.7%	96.0%	5,170	13.14	0.8%	0.6%	0.5%
44	North Port-Sarasota-Bradenton, FL	73	4	556,862	89.9%	94.0%	5,111	9.84	0.8%	0.6%	0.5%
45	Corpus Christi, TX	114	4	565,070	89.7%	91.6%	5,096	11.82	0.8%	0.7%	0.5%
46	Ann Arbor, MI	147	3	657,713	78.9%	92.9%	5,072	11.06	0.6%	0.8%	0.5%
47	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	98.3%	99.7%	5,001	11.11	0.6%	0.5%	0.5%
48	Greensboro-High Point, NC	74	1	406,768	100.0%	100.0%	4,994	14.36	0.2%	0.5%	0.5%
49	Winston-Salem, NC	83	3	438,898	90.7%	92.2%	4,987	12.72	0.6%	0.5%	0.5%
50	St. Louis, MO-IL	20	4	658,665	74.8%	86.0%	4,957	8.80	0.8%	0.8%	0.5%
	50 Largest MSAs by ABR	—	351	60,747,023	90.9%	93.0%	733,122	13.90	69.1%	70.6%	76.5%

51	Kansas City, MO-KS	30	4	602,466	90.8%	92.8%	4,435	8.07	0.7%	0.7%	0.5%
52	Manchester-Nashua, NH	132	2	348,189	97.3%	97.3%	4,261	20.40	0.4%	0.4%	0.4%
53	Columbus, OH	32	4	449,488	86.6%	90.3%	3,988	10.32	0.7%	0.5%	0.4%
54	Roanoke, VA	159	4	522,010	92.0%	92.5%	3,966	9.36	0.7%	0.6%	0.4%
55	Pittsfield, MA	320	1	442,354	96.9%	96.9%	3,857	20.89	0.2%	0.5%	0.4%
56	Boulder, CO	156	1	279,189	81.8%	81.8%	3,838	16.80	0.2%	0.3%	0.4%
57	Mobile, AL	127	1	606,731	88.5%	88.5%	3,657	10.13	0.2%	0.7%	0.4%
58	Charleston-North Charleston, SC	75	3	556,809	75.3%	77.6%	3,573	8.46	0.5%	0.6%	0.4%
59	Jackson, MS	94	2	333,275	96.3%	96.3%	3,496	11.09	0.4%	0.4%	0.4%
60	Spartanburg, SC	153	1	360,277	84.6%	87.7%	3,479	11.59	0.2%	0.4%	0.4%
61	Greenville-Anderson-Mauldin, SC	63	2	220,723	98.9%	99.4%	3,477	15.84	0.4%	0.3%	0.4%
62	Toledo, OH	91	2	606,407	74.4%	82.8%	3,447	8.70	0.4%	0.7%	0.4%
63	Atlantic City-Hammonton, NJ	173	1	179,199	97.9%	100.0%	3,368	18.79	0.2%	0.2%	0.4%
64	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,257	96.9%	97.7%	3,354	16.85	0.4%	0.2%	0.4%
65	Bakersfield, CA	61	1	240,328	99.9%	99.9%	3,354	14.22	0.2%	0.3%	0.4%
66	Saginaw, MI	226	2	432,508	86.3%	94.2%	3,305	11.54	0.4%	0.5%	0.3%
67	Panama City, FL	221	2	397,512	91.4%	92.3%	3,280	8.94	0.4%	0.5%	0.3%
68	Hilton Head Island-Bluffton-Beaufort, SC	212	2	230,352	94.5%	95.2%	2,999	13.68	0.4%	0.3%	0.3%
69	Greenville, NC	237	1	233,153	96.2%	96.2%	2,942	13.12	0.2%	0.3%	0.3%
70	Elkhart-Goshen, IN	218	2	445,534	96.4%	96.4%	2,897	10.97	0.4%	0.5%	0.3%
71	Richmond, VA	45	2	215,897	95.7%	96.1%	2,893	13.95	0.4%	0.3%	0.3%
72	Traverse City, MI	284	1	411,758	98.8%	100.0%	2,870	26.60	0.2%	0.5%	0.3%
73	Lafayette, LA	108	3	433,211	95.6%	96.6%	2,862	6.84	0.5%	0.5%	0.3%
74	Lexington-Fayette, KY	107	2	414,960	96.2%	98.1%	2,862	7.03	0.4%	0.5%	0.3%
75	Des Moines-West Des Moines, IA	90	2	511,885	89.0%	90.0%	2,825	6.20	0.4%	0.6%	0.3%
76	Savannah, GA	138	2	224,201	79.2%	94.7%	2,811	13.41	0.4%	0.3%	0.3%
77	Odessa, TX	261	1	365,559	100.0%	100.0%	2,770	12.13	0.2%	0.4%	0.3%
78	Raleigh, NC	44	2	291,027	71.4%	71.4%	2,766	13.46	0.3%	0.3%	0.3%
79	Tullahoma-Manchester, TN	377	3	433,744	94.4%	94.8%	2,729	6.64	0.5%	0.5%	0.3%
80	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	91.9%	100.0%	2,655	14.98	0.2%	0.2%	0.3%
81	Baltimore-Columbia-Towson, MD	21	1	218,862	100.0%	100.0%	2,636	12.04	0.2%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 36

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
82	Lancaster, PA	103	3	236,006	98.3%	98.3%	2,525	10.88	0.5%	0.3%	0.3%
83	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	87.6%	88.0%	2,461	17.37	0.2%	0.2%	0.3%
84	Chattanooga, TN-GA	101	2	339,426	95.3%	95.3%	2,412	8.09	0.3%	0.4%	0.3%
85	Merced, CA	178	1	147,557	98.0%	100.0%	2,390	16.20	0.2%	0.2%	0.3%
86	Fort Wayne, IN	125	2	253,951	78.7%	78.7%	2,364	13.89	0.3%	0.3%	0.2%
87	Dover, DE	240	1	191,974	100.0%	100.0%	2,341	12.19	0.2%	0.2%	0.2%
88	Corning, NY	389	1	253,335	100.0%	100.0%	2,100	8.29	0.2%	0.3%	0.2%
89	Duluth, MN-WI	168	1	182,969	88.9%	98.6%	2,079	11.53	0.2%	0.2%	0.2%
90	Concord, NH	287	1	182,887	100.0%	100.0%	1,994	11.16	0.2%	0.2%	0.2%
91	Rutland, VT	528	1	224,514	98.2%	98.6%	1,958	8.85	0.2%	0.3%	0.2%
92	Portland-South Portland, ME	104	1	287,513	99.3%	99.3%	1,957	16.70	0.2%	0.3%	0.2%
93	Santa Maria-Santa Barbara, CA	117	1	179,549	100.0%	100.0%	1,952	11.72	0.2%	0.2%	0.2%
94	Altoona, PA	326	1	278,586	79.7%	79.7%	1,943	8.75	0.2%	0.3%	0.2%
95	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,914	10.66	0.2%	0.2%	0.2%
96	Hickory-Lenoir-Morganton, NC	145	2	295,970	75.7%	78.3%	1,911	8.25	0.3%	0.3%	0.2%
97	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.3%	95.3%	1,825	18.48	0.2%	0.1%	0.2%
98	York-Hanover, PA	120	1	153,088	93.3%	93.3%	1,822	13.02	0.2%	0.2%	0.2%
99	Austin-Round Rock, TX	33	1	169,552	83.0%	100.0%	1,819	10.73	0.2%	0.2%	0.2%
100	Springfield, IL	211	2	178,494	87.2%	88.5%	1,804	11.41	0.3%	0.2%	0.2%
	100 Largest MSAs by ABR	—	436	76,159,328	90.9%	93.0%	874,345	13.40	84.9%	88.5%	91.6%

	Other MSAs	—	78	10,135,886	88.4%	89.7%	79,351	9.15	15.1%	11.5%	8.4%

TOTAL		—	514	86,295,214	90.6%	92.6%	$953,696	$12.90	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 37

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	Texas	65	9,483,456	90.4%	93.1%	$107,339	$12.93	12.6%	11.0%	11.3%
2	Florida	57	8,989,605	88.8%	91.3%	105,769	13.36	11.1%	10.4%	11.1%
3	California	29	5,808,192	96.3%	98.0%	93,197	17.71	5.6%	6.7%	9.8%
4	Pennsylvania	36	5,959,257	92.6%	93.9%	67,090	14.31	7.0%	6.9%	7.0%
5	New York	33	4,340,537	89.4%	91.6%	65,047	16.76	6.4%	5.0%	6.8%
6	Illinois	24	4,856,726	88.9%	91.6%	52,156	12.15	4.7%	5.7%	5.5%
7	Georgia	37	5,264,566	87.8%	89.7%	46,247	10.01	7.2%	6.1%	4.8%
8	Ohio	24	4,530,150	90.8%	93.2%	44,005	11.75	4.7%	5.2%	4.6%
9	New Jersey	18	3,088,230	90.9%	92.1%	41,745	15.60	3.5%	3.6%	4.4%
10	North Carolina	21	4,326,381	88.7%	90.3%	40,727	11.15	4.1%	5.0%	4.3%
11	Michigan	19	3,660,577	88.5%	93.1%	33,641	12.39	3.7%	4.2%	3.5%
12	Connecticut	15	2,260,206	92.7%	93.1%	30,104	15.29	2.9%	2.6%	3.2%
13	Tennessee	15	3,063,908	90.9%	91.7%	28,391	10.65	2.9%	3.6%	3.0%
14	Kentucky	12	2,600,414	97.3%	98.4%	22,742	9.46	2.3%	3.1%	2.4%
15	Massachusetts	11	1,873,814	92.7%	93.4%	20,942	15.25	2.1%	2.2%	2.2%
16	Colorado	6	1,471,970	94.4%	94.7%	18,705	13.48	1.2%	1.7%	2.0%
17	Minnesota	10	1,471,078	87.4%	90.7%	15,845	12.65	1.9%	1.7%	1.7%
18	Indiana	12	1,963,275	85.2%	86.4%	15,274	10.19	2.3%	2.3%	1.6%
19	Virginia	11	1,446,508	90.1%	92.0%	14,992	11.83	2.1%	1.7%	1.6%
20	South Carolina	8	1,368,161	84.8%	86.7%	13,528	11.65	1.6%	1.6%	1.4%
21	Maryland	5	776,427	100.0%	100.0%	10,091	13.05	1.0%	0.9%	1.1%
22	Nevada	3	613,061	93.2%	95.4%	8,322	16.12	0.6%	0.7%	0.9%
23	New Hampshire	5	772,770	87.3%	89.7%	7,805	14.35	1.0%	0.9%	0.8%
24	Wisconsin	5	760,882	88.5%	89.7%	7,084	10.38	1.0%	0.9%	0.7%
25	Alabama	4	984,573	91.9%	92.1%	7,042	9.63	0.8%	1.1%	0.7%
26	Missouri	6	862,861	86.9%	87.8%	6,116	8.21	1.1%	1.0%	0.6%
27	Iowa	4	721,937	88.6%	89.6%	4,084	6.36	0.8%	0.8%	0.4%
28	Louisiana	4	612,250	96.2%	97.0%	3,955	6.66	0.8%	0.7%	0.4%
29	Mississippi	2	333,275	96.3%	96.3%	3,496	11.09	0.4%	0.4%	0.4%
30	Kansas	2	367,779	92.1%	94.4%	3,095	11.47	0.4%	0.4%	0.3%
31	Arizona	2	288,110	64.5%	77.4%	2,743	12.31	0.4%	0.3%	0.3%
32	Delaware	1	191,974	100.0%	100.0%	2,341	12.19	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	97.2%	97.2%	2,007	8.21	0.4%	0.3%	0.2%
34	Vermont	1	224,514	98.2%	98.6%	1,958	8.85	0.2%	0.3%	0.2%
35	Maine	1	287,513	99.3%	99.3%	1,957	16.70	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,792	9.59	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		514	86,295,214	90.6%	92.6%	$953,696	$12.90	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	94.6%	$907	$12.65	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	88.5%	3,657	10.13	Sam's Club*	Belk, Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	100.0%	1,605	6.92	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	94.4%	873	13.16	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	2016	119,525	70.3%	1,097	13.06	—	LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	82.4%	1,646	11.85	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	100.0%	2,390	16.20	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	99.9%	3,354	14.22	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	2,023	17.53	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	93.7%	1,124	17.74	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	99.3%	3,929	22.61	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,301	8.99	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	95.3%	1,825	18.48	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,407	14.27	Vons (Albertsons)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,699	14.40	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2016	179,549	100.0%	1,952	11.72	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,178	13.51	Grocery Outlet	Fallas Paredes, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	98.0%	4,682	17.18	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	2016	124,481	98.6%	1,980	16.66	Barons Market	Crunch Fitness, Dollar Tree
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	100.0%	6,842	19.34	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,098	10.35	Food 4 Less (Kroger)	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	97.5%	934	7.82	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2015	177,573	100.0%	2,687	32.74	—	Kohl's, Party City	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2016	300,473	95.0%	6,332	22.22	99 Ranch Market, Trader Joe's	Golfsmith, Macy's Home Store, Total Wine & More
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	99.0%	5,546	21.65	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	2016	169,963	100.0%	4,691	27.60	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	408,800	96.6%	7,745	20.42	Vons (Albertsons)	Bed Bath & Beyond, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	99.3%	3,561	21.77	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,879	26.37	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2016	289,268	100.0%	3,525	23.70	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,971	10.53	Vons (Albertsons)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	96.3%	2,919	20.28	Stater Bros.	Rite Aid, Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,700	97.8%	985	17.76	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	2016	525,067	93.3%	8,559	17.70	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, Office Max, Party City, Petco, Ross Dress for Less, Toys"R"Us, ULTA	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	722	7.58	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2016	466,356	99.4%	6,307	13.61	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	98.1%	1,517	8.98	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	91.5%	1,571	14.06	—	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2016	279,189	81.8%	3,838	16.80	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	330,559	96.6%	4,750	14.87	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,419	16.48	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	106,364	91.4%	2,386	24.55	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,605	13.68	Super Stop & Shop (Ahold)	Kohl's	Walmart
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,021	14.11	PriceRite (Wakefern)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	98.7%	609	8.02	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2015	339,775	93.0%	4,433	14.03	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Aztec	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	0.0%	—	—	—	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	98.2%	2,459	16.71	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	2015	103,865	90.5%	1,673	17.80	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	95.1%	1,643	13.01	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2015	161,075	88.0%	2,461	17.37	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	85.5%	1,209	11.27	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	92.1%	2,205	13.08	Super Stop & Shop (Ahold)	Dollar Tree, Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	97.4%	4,389	19.04	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy
57	North Dover Center	Dover	DE	Dover, DE	2013	191,974	100.0%	2,341	12.19	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	96.6%	1,655	10.96	Publix	Sears Outlet
59	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	97.2%	3,539	16.45	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
60	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	1,008	13.37	Publix	—	Target
61	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	98.7%	6,383	22.63	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
62	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	86.1%	3,127	13.67	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
63	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	83,104	91.1%	1,523	20.12	—	Broward County Library
64	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	98.7%	1,334	7.25	Publix	—
65	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	96.9%	1,739	11.44	Publix	Bealls Outlet
66	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	97.3%	795	14.88	Publix	—
67	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,744	11.13	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
68	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	88.4%	737	9.55	Winn-Dixie (Southeastern Grocers)	Family Dollar
69	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	2016	334,065	72.6%	1,816	8.23	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hard Knocks, Ollie's Bargain Outlet
70	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2016	109,113	100.0%	1,887	17.29	—	Best Buy, David's Bridal, Restoration Hardware
71	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.6%	1,277	13.19	—	—
72	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2015	133,520	97.6%	2,215	17.00	Walmart Neighborhood Market	Walgreens
73	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	95.6%	1,865	11.02	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
74	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	83.1%	1,884	20.63	Publix	—
75	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	73.9%	3,720	18.49	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
76	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,547	10.54	Winn-Dixie (Southeastern Grocers)	Ross Dress for Less
77	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,928	9.10	Publix	—
78	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	98.2%	3,351	17.29	Publix	Marshalls, Office Depot, PGA TOUR Superstore
79	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2016	249,390	90.6%	3,592	16.29	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth
80	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.8%	959	12.21	Publix	Zone Fitness Club
81	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	246,980	97.5%	2,477	10.74	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
82	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	88.3%	810	10.39	Sedano's	Family Dollar
83	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	64.3%	446	24.92	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
84	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	99.4%	2,385	17.01	—	Burlington Stores, LA Fitness	Target
85	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	971	12.89	Publix	—
86	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.4%	1,026	15.00	—	Office Depot
87	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2016	417,444	91.8%	8,164	22.36	—	Main Event, Regal Cinemas
88	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	727	11.77	Publix	—
89	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	154,964	86.3%	2,442	18.26	—	Coastal Care, Goodwill, Walgreens
90	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	95.2%	1,164	12.38	Publix	—
91	Panama City Square	Panama City	FL	Panama City, FL	2015	298,685	91.4%	2,116	7.75	Walmart Supercenter	Big Lots, Harbor Freight Tools, T.J.Maxx
92	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	89.5%	1,166	9.13	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
93	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	98.5%	2,716	13.76	Winn-Dixie (Southeastern Grocers)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
94	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.0%	1,849	13.85	Publix	Fortis Institute, Walgreens
95	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	88.2%	1,020	12.14	Winn-Dixie (Southeastern Grocers)	Dollar Tree

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

96	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	557	10.24	Winn-Dixie (Southeastern Grocers)	—
97	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	83.8%	604	18.29	SuperTarget*	The Zoo Health Club
98	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	89.0%	1,548	12.29	Publix	Harbor Freight Tools, Walgreens
99	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	100.0%	2,037	12.06	Publix	Big Lots, Crunch Fitness, HomeGoods
100	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	70.3%	1,190	12.93	Publix	—
101	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2016	156,579	95.4%	1,194	7.99	—	Bealls Outlet, Burlington Stores, T.J.Maxx
102	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2015	261,061	94.2%	3,368	13.69	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
103	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	83.5%	1,640	14.63	Publix	CVS, Dollar Tree
104	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,560	98.3%	1,181	12.57	Publix	Bealls Outlet, Pet Supermarket
105	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,256	8.75	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
106	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	90.8%	882	8.77	—	Dollar Tree
107	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	78.9%	1,509	9.13	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s
108	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	55.6%	1,048	12.46	Publix	Family Dollar
109	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,383	12.56	Patel Brothers	Dollar Tree, LA Fitness	Walmart
110	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,258	91.8%	1,373	16.22	Publix	Rarehues
111	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	99.2%	1,235	13.74	—	Deal$, Ross Dress for Less, Lumber Liquidators
112	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,134	14.99	Publix	Petco, T.J.Maxx, Ulta
113	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	915	7.04	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
114	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	85.9%	611	6.48	Publix	Bealls Outlet
115	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	96.8%	1,148	17.27	Publix	—
116	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	542	6.32	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
117	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	332,364	98.6%	5,057	19.25	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx, Ulta	Toys"R"Us
118	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.0%	805	5.80	—	Belk, Roses
119	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	442,201	88.6%	4,377	11.32	City Farmers Market	dd's Discounts (Ross), Goodwill
120	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,073	7.56	—	Burlington Stores, Dollar Tree
121	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	504	7.78	Food Depot	Family Dollar
122	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	89.4%	994	14.06	Publix	—
123	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	546	8.57	Kroger	—
124	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	98.4%	2,006	11.90	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
125	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	87.3%	742	6.64	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
126	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,060	6.43	Ingles	Kmart
127	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	94.5%	751	11.81	Publix	—
128	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	87.3%	1,102	13.31	Kroger	Anytime Fitness
129	Northside	Dalton	GA	Dalton, GA	2001	73,931	91.4%	543	8.04	Food City	Family Dollar
130	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	779	11.03	Publix	—
131	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	84.9%	627	15.89	Kroger*	—
132	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	95.8%	671	7.38	Kroger	—
133	Westgate	Dublin	GA	Dublin, GA	2004	113,138	94.0%	677	6.60	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
134	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	89.0%	1,428	10.34	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
135	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	88.5%	1,151	8.48	Food Depot	Cinemark, Staples
136	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	80.8%	1,754	9.93	—	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall
137	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	96.7%	1,284	13.68	Publix	—
138	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	81.7%	1,109	12.82	Publix	—
139	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2015	239,013	91.6%	1,073	5.05	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
140	North Park	Macon	GA	Macon, GA	2013	216,795	98.8%	1,371	6.40	Kroger	Kmart
141	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	97.8%	524	9.74	—	Marshalls
142	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	81.8%	911	9.85	Kroger	—
143	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	90.7%	1,718	12.29	Kroger	J. Christopher's
144	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	78.4%	1,003	7.11	Kroger	Ace Hardware, Bealls Outlet, Goody's
145	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	88.5%	510	8.26	Food Depot	—
146	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	268	19.41	Walmart Supercenter*	—

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

147	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.0%	965	9.74	—	PGA TOUR Superstore
148	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	95.4%	1,733	15.16	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
149	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	90.2%	2,582	15.22	Kroger	—
150	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	97.2%	1,781	5.28	Walmart Supercenter	Hobby Lobby, NCG Cinemas
151	Wilmington Island	Wilmington Island	GA	Savannah, GA	2016	101,462	93.9%	1,078	11.32	Kroger	—
152	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	89.0%	631	6.24	Hy-Vee	—
153	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	243,680	98.0%	1,411	6.04	—	Burlington Stores, Hobby Lobby
154	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	268,205	82.7%	1,414	6.38	Price Chopper	Big Lots, Northern Tool + Equipment, Office Depot
155	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	88.2%	628	7.39	Hy-Vee	—	Target
156	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	193,837	94.5%	2,980	16.27	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, hhgregg, Petco, Ulta
157	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	2,008	14.64	—	Savers, XSport Fitness	Kohl's
158	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	95.2%	323	5.84	Kroger	—
159	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	417	6.54	—	Big Lots, Dollar General
160	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	90.8%	1,866	10.36	Shop & Save Market	Hobby Lobby, Walgreens
161	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	95.6%	4,116	14.28	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
162	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2016	547,531	94.7%	6,235	13.06	Ultra Foods	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
163	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	273,060	86.3%	2,363	10.02	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
164	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	98.6%	2,104	16.18	—	Walgreens
165	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	2016	242,752	91.9%	1,944	8.71	Ruler Foods (Kroger)	Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
166	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.3%	1,428	12.94	Jewel-Osco (Albertsons)	Ace Hardware
167	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	503	6.49	Cub Foods (Supervalu)	—
168	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	326,422	93.0%	2,677	9.12	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
169	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	97.3%	2,779	16.65	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
170	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,586	15.04	Sunset Foods	—
171	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,096	82.8%	1,797	9.04	Ultra Foods	Jo-Ann Fabric & Craft Stores, Office Depot, Pioneer Child Care
172	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	84.9%	1,511	15.94	Jewel-Osco	—
173	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	680,553	92.8%	8,038	12.72	—	Art Van Furniture, Big Lots, buybuy BABY, Cribs 2 College, Gordmans, hhgregg, Marshalls, Old Navy, Party City, Savers, Star Cinema Grill, Turk Furniture, Ulta
174	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	92.0%	755	9.61	Kroger	—
175	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,994	17.64	—	LA Fitness, Regal Cinemas
176	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	730	6.54	Hy-Vee	Eye Surgeons Associates
177	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	583	17.51	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
178	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	89.3%	1,221	9.79	Schnucks	U.S. Post Office
179	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2016	248,077	71.7%	2,198	12.36	Walt's Fine Foods	Planet Fitness, Tile Shop
180	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	81.4%	898	8.44	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
181	Columbus Center	Columbus	IN	Columbus, IN	2005	143,050	93.9%	1,510	11.25	—	Big Lots, OfficeMax, T.J.Maxx	Target
182	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.2%	574	30.94	Martin's Super Market	CVS
183	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,849	17.24	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
184	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	97.6%	2,323	9.46	Sam's Club	Walmart
185	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	761	8.45	Kroger	—
186	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	2016	71,602	100.0%	653	9.12	Save-A-Lot	Citi Trends
187	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	83.0%	336	13.51	Walmart Supercenter*	Aaron's
188	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	90.4%	727	8.76	Martin's Super Market	—
189	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	60.7%	515	8.18	Kroger	—
190	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2015	571,967	79.2%	4,060	9.02	Kroger	Kohl's, Oak Street Health Center, Petco, Sears Outlet, T.J.Maxx
191	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	117,550	88.3%	1,068	10.29	Pay Less (Kroger)	—
192	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	93.3%	1,332	9.18	Hy-Vee	—
193	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	212,261	95.1%	1,763	14.13	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
194	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	198,315	99.0%	1,419	7.23	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
195	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	880	6.75	—	—

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

196	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2015	686,286	98.7%	7,256	13.44	Kroger	Barnes & Noble, Burlington Stores, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
197	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	778	5.96	Food Lion (Delhaize)	Kmart
198	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2016	208,374	94.8%	1,771	9.45	—	King Pin Lanes, Louisville Athletic Club, Savers
199	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	99.3%	1,565	7.26	—	Gabriel Brothers, Walmart
200	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,118	6.68	Kroger	Goody's, Kmart
201	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,945	11.12	Kroger	Petco
202	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	94.7%	1,498	10.09	Kroger	Annie's Attic, Tuesday Morning
203	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	2016	158,940	99.4%	1,904	12.05	Kroger Marketplace	—
204	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,311	8.04	—	Books-A-Million, Hobby Lobby, Office Depot
205	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	96.7%	1,297	6.78	—	Kmart
206	Karam Shopping Center	Lafayette	LA	Lafayette, LA	2015	100,120	88.4%	313	3.54	Super 1 Foods	dd's Discounts (Ross)
207	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.9%	956	7.26	Super 1 Foods	—
208	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	98.5%	1,593	8.03	—	Big Lots, Citi Trends, Stage, T.J.Maxx
209	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,093	6.24	Super 1 Foods	—
210	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2016	132,989	97.1%	1,097	8.50	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
211	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,045	27.34	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
212	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,731	18.73	Walmart Supercenter*	Marshalls, Party City, Staples
213	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	94.6%	1,498	11.81	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
214	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	89.7%	3,085	12.17	Shaw's (Albertsons)	Barnes & Noble, Michaels, Petco, Staples, T.J.Maxx
215	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	58.8%	247	16.47	Hannaford Bros. (Delhaize)*	—	Walmart
216	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,137	14.56	Shaw's (Albertsons)	Rainbow
217	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,227	12.35	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
218	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	96.9%	3,857	20.89	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
219	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,164	11.69	—	Ocean State Job Lot, Staples, T.J.Maxx
220	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	2015	204,038	74.7%	1,854	21.75	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
221	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,802	19.52	—	Best Buy, Old Navy, Petco, Ross Dress for Less
222	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	734	28.75	—	—
223	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	100.0%	3,120	10.65	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
224	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	218,862	100.0%	2,636	12.04	Walmart Supercenter	Marshalls
225	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,852	100.0%	1,799	12.54	Martin's Food (Ahold)	Big Lots
226	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	99.3%	1,957	16.70	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
227	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2016	287,387	87.9%	3,098	12.27	Plum Market	Dunham's Sports, HomeGoods, Sierra Trading Post, Stein Mart
228	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	894	10.47	VG's Food (SpartanNash)	ACE Hardware
229	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	79,068	100.0%	806	10.19	—	Dollar Tree, Ollie's Bargain Outlet, True Value
230	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	160,943	87.5%	1,797	12.75	VG's Food (SpartanNash)	Dunham's Sports, Glik's
231	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.1%	573	7.37	D&W Fresh Market (SpartanNash)	—
232	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2016	186,246	96.1%	1,486	8.30	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
233	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	110,997	84.9%	1,403	16.28	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
234	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,386	96.7%	2,629	9.52	Kroger	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
235	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,377	94.1%	5,835	18.22	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
236	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,836	9.94	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
237	Green Acres	Saginaw	MI	Saginaw, MI	2016	247,773	89.9%	1,469	14.43	Kroger	Planet Fitness, Rite Aid
238	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	95.9%	2,304	13.69	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx, Ulta
239	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2015	101,724	98.8%	1,152	11.46	—	Party City, Planet Fitness	Burlington Stores
240	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,468	14.43	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
241	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	973	6.28	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
242	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	2,870	26.60	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
243	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	2015	162,874	56.7%	1,074	11.63	—	Bed Bath & Beyond, Party City, Petco	Burlington Stores, Target

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

244	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	96.5%	1,108	12.98	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
245	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	97.6%	866	7.17	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
246	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	98.9%	2,074	16.78	SuperTarget*	Best Buy, Dollar Tree, Walgreens
247	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	73.7%	480	7.39	ALDI	Jo-Ann Fabric & Craft Stores	Target
248	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.6%	2,079	11.53	—	Best Buy, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx
249	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	92.0%	2,020	10.71	Cub Foods (Jerry's Foods)	OfficeMax
250	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	95.0%	1,389	16.62	Cub Foods (Supervalu)*	—
251	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2015	213,595	88.1%	2,212	11.75	Rainbow Foods (Jerry's Foods)	FLEX Academy, Marshalls, Michaels
252	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	628	15.79	Cub Foods (Supervalu)*	Dollar Tree
253	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2016	114,505	97.8%	1,791	15.99	Fresh Thyme Farmers Market	Marshalls
254	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	291,020	91.3%	2,470	12.36	Cub Foods (Supervalu)	T.J.Maxx, Valu Thrift Store
255	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	702	9.76	Festival Foods	Dollar Tree
256	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2015	137,006	65.3%	1,102	12.32	—	Michaels, Party City
257	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2016	207,317	90.2%	1,437	7.81	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
258	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.5%	822	5.91	Price Chopper	—
259	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	94.4%	1,324	8.67	Price Chopper	Ace Hardware
260	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	90.2%	957	8.50	Price Chopper	—
261	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—
262	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	100.0%	1,083	10.17	Kroger	—
263	County Line Plaza	Jackson	MS	Jackson, MS	2016	221,127	94.5%	2,413	11.55	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
264	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	55.9%	971	16.91	—	Dollar Tree, Golf Galaxy, REI
265	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2016	272,857	91.2%	3,233	12.99	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
266	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	348,604	83.5%	1,651	8.91	—	Big Lots, Gabe's, The Home Depot, Value City Furniture
267	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	472	10.46	BI-LO (Southeastern Grocers)	Peebles
268	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	80.3%	1,795	12.12	Kroger	OfficeMax, PetSmart	Target, The Home Depot
269	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2015	317,705	84.1%	3,034	12.83	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Dollar Tree, Michaels, Ross Dress for Less
270	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	100.0%	4,994	14.36	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart	Ross Dress for Less, Target
271	University Commons	Greenville	NC	Greenville, NC	2014	233,153	96.2%	2,942	13.12	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
272	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,719	8.98	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
273	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	941	3.76	Walmart Supercenter	Dollar Tree
274	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	38.6%	192	4.76	Ingles	—
275	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.1%	1,371	15.15	—	Person County Health & Human Services
276	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.5%	3,763	10.94	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
277	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	72.7%	623	10.75	Food Lion (Delhaize)	Family Dollar
278	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.3%	2,098	6.27	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
279	Anson Station	Wadesboro	NC	—	1988	132,353	67.1%	543	6.11	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
280	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	1,983	14.55	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
281	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.5%	3,415	14.74	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
282	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	97.9%	1,193	14.73	Harris Teeter (Kroger)	—
283	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	89.9%	2,834	11.69	Super Compare Foods	Big Lots, Citi Trends, Office Depot
284	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	960	14.00	—	Golf Galaxy, Mattress Firm, OfficeMax
285	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	95.7%	1,917	21.68	—	Walmart
286	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,994	11.16	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
287	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	2016	131,248	100.0%	2,344	19.47	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
288	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	25.1%	128	16.02	—	Jo-Ann Fabric & Craft Stores
289	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.9%	1,422	9.59	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
290	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2015	246,235	67.1%	1,039	6.82	A&P**	Kmart, Planet Fitness
291	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	94.0%	4,173	22.19	ShopRite	Burlington Stores, Ross Dress For Less
292	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	Acme (Albertsons)	—

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

293	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2015	250,408	97.5%	2,180	8.93	—	Kmart, LA Fitness, Staples
294	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	2015	148,919	98.0%	1,069	7.33	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
295	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	90.3%	1,512	13.16	Super Stop & Shop (Ahold)	—
296	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	201,010	100.0%	3,141	16.10	Gourmet Glatt Market	Dollar Tree
297	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	332,664	94.1%	4,960	15.85	—	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
298	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.1%	3,571	20.19	ShopRite	Petco, Rite Aid
299	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.8%	1,263	29.88	ShopRite	—
300	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	95.2%	4,118	17.57	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
301	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	97.6%	2,972	19.09	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls
302	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	87.8%	1,442	11.62	ShopRite*	JC Penney, Peebles, PetSmart
303	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	100.0%	3,368	18.80	ShopRite	Pier 1 Imports, Staples
304	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.08	ShopRite	—
305	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,320	16.74	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
306	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2016	216,323	92.0%	3,153	15.85	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples
307	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	82.2%	718	15.43	—	CVS, Dollar Tree
308	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	Whole Foods Market	Walgreens
309	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
310	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2015	278,411	100.0%	3,201	11.64	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
311	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,793	30.32	Smith's (Kroger)	T.J.Maxx
312	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	80.5%	1,328	11.44	—	Savers
313	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,627	29.29	—	Minado, Stew Leonard's Wines, T.J.Maxx
314	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2016	115,500	65.4%	981	13.00	—	Dick's Sporting Goods
315	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,417	21.00	Acme (Albertsons) *	—
316	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	693	29.51	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
317	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.6%	1,827	25.47	—	Ace Hardware
318	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	90.2%	2,895	16.57	—	Burlington Stores, K&G Fashion Superstore
319	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.3%	1,642	9.81	Wegmans	Peebles, Tractor Supply Co.
320	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	100.0%	1,442	15.48	Wegmans*	A.C. Moore, T.J.Maxx
321	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	100.0%	6,374	34.02	H-Mart, Best Market	Christmas Tree Shops, Rite Aid, T.J.Maxx
322	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,100	8.29	Wegmans	Walmart
323	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	84.0%	1,506	8.75	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
324	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	97.4%	1,683	24.02	Key Food Marketplace	T.J.Maxx
325	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	583	34.29	Trader Joe's	—
326	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	100.0%	1,291	21.12	—	Advance Auto Parts
327	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	691	4.48	—	Big Lots, Kmart	Raymour & Flanigan
328	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	24,978	49.0%	514	42.02	—	CVS
329	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,732	13.46	Super Stop & Shop (Ahold)	Planet Fitness
330	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	94.2%	1,951	10.18	—	Ashley Furniture, Big Lots, Citi Trends, Hobby Lobby
331	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,887	15.47	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
332	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	96.3%	6,499	26.84	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
333	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	31,870	96.8%	1,135	36.81	—	Harmon Discount
334	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	95.9%	2,418	20.49	—	Dollar Tree, HomeGoods
335	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
336	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	98.9%	1,752	17.88	Best Yet Market	CVS, T.J.Maxx
337	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,095	26.30	—	HomeGoods, Rite Aid
338	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	85.1%	1,354	21.39	Price Chopper	Family Dollar
339	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	180,182	95.6%	3,003	17.90	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores
340	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	96.8%	1,703	10.94	—	Olum's Furniture & Appliances, Rite Aid, Staples
341	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,119	10.34	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart, Target	Target
342	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,391	15.07	—	HomeGoods, Michaels, Old Navy

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

343	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,673	16.04	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, DSW, T.J.Maxx, Ulta
344	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Lowes, Pier 1 Imports
345	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	88,501	95.2%	2,250	26.70	H-Mart	—
346	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	94.5%	1,828	13.98	Giant Eagle	—	The Home Depot
347	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	86.6%	1,446	10.64	Giant Eagle, Marc's	—
348	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	83.9%	2,161	19.75	Kroger	Petco, Planet Fitness
349	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	164,750	96.8%	1,393	8.74	Kroger	Pet Supplies Plus
350	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2015	252,233	98.5%	3,430	13.80	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
351	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	316,154	99.6%	3,838	12.53	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
352	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,143	29.71	Kroger	—
353	Crown Point	Columbus	OH	Columbus, OH	2016	144,931	95.9%	1,374	9.89	Kroger	Dollar Tree, Planet Fitness
354	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,142	11.10	Kroger	—
355	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	151	9.50	Kroger*	—
356	South Towne Centre	Dayton	OH	Dayton, OH	2013	334,014	100.0%	4,366	14.01	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
357	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.2%	722	5.53	—	Dollar Tree, Harbor Freight Tools	Walmart
358	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	224,329	88.8%	2,010	10.09	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
359	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2016	695,261	96.6%	6,787	10.15	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City
360	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,036	15.07	—	Ollie's Bargain Outlet, Sears Outlet
361	The Shoppes at North Ridgeville	North Ridgeville	OH	Cleveland-Elyria, OH	2002	59,852	98.0%	873	15.41	—	Pat Catan's Craft Centers
362	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.8%	2,153	25.23	Kroger	Marshalls
363	Market Place	Piqua	OH	Dayton, OH	2012	182,487	93.2%	680	7.08	Kroger	Roses
364	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	88.9%	1,224	9.46	—	Ashley Furniture, Citi Trends, Michaels
365	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	683	7.64	Giant Eagle	—	Lowe's, Target
366	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.7%	1,912	12.87	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
367	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	85.2%	1,535	6.20	Kroger	Big Lots, Planet Fitness, Shopper's World
368	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	115,097	97.4%	1,870	16.67	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
369	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	248	16.30	Kroger*	—	The Home Depot
370	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,792	9.59	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
371	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	97.1%	2,521	18.49	Giant Food (Ahold)	CVS
372	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	79.7%	1,943	8.75	Weis Markets	A.C. Moore, Dunham's Sports, Shoe Carnival, Toys"R"Us
373	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	742	10.54	Redner's Warehouse Market	—
374	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	2015	199,079	100.0%	1,914	10.66	Giant Eagle	Walmart
375	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,902	15.09	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
376	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	97.3%	3,372	11.48	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo
377	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	283,153	99.6%	2,466	8.75	Walmart Supercenter	—
378	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	427	11.93	—	—
379	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,420	17.64	Giant Food (Ahold)	Tuesday Morning
380	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	51.0%	846	14.98	—	Pep Boys, Rascal Fitness
381	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,491	22.10	Giant Food (Ahold)	Wine & Spirits Shoppe
382	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,041	9.91	—	Chuck E. Cheese's, Mealey's Furniture
383	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	100.0%	3,213	16.13	—	Dick's Sporting Goods, hhgregg, Party City, PetSmart, T.J.Maxx, The Home Depot
384	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	93.3%	1,822	13.02	Giant Food (Ahold)	Rite Aid, Tractor Supply Co.
385	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,365	14.16	—	Kohl's, Marshalls, Regal Cinemas
386	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	75,223	100.0%	1,232	16.38	—	Dollar Tree, Ross Dress for Less
387	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	95.6%	779	9.52	Weis Markets	Wine & Spirits
388	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	184	13.48	—	SGS Paper
389	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	90.9%	1,795	9.20	Giant Food (Ahold)	Citi Trends
390	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	144,920	96.2%	1,000	7.33	—	Big Lots, Ollie's Bargain Outlet
391	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,283	12.11	Giant Food (Ahold)	—

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

392	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	93.3%	582	20.92	—	—
393	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	73.2%	832	21.27	Weis Markets*	—
394	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	514	8.20	Grocery Outlet	Family Dollar
395	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	176,952	83.3%	3,759	25.49	McCaffrey's	Pier 1 Imports
396	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	96.3%	729	10.09	Redner's Warehouse Market	—
397	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2016	107,318	94.7%	2,418	23.80	—	Target, Wine & Spirits
398	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,863	98.3%	7,872	32.87	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
399	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,367	7.74	Redner's Warehouse Market	French Creek Outfitters, Staples
400	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	30,013	43.3%	345	26.57	—	Premier Urgent Care
401	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,442	10.60	ALDI	Planet Fitness, Rite Aid, VF Outlet
402	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	411	9.85	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
403	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,417	15.63	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less
404	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	728	11.48	Musser's Markets	Hallmark	Kmart
405	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	79.2%	2,851	11.42	Redner's Warehouse Market	Mealey's Furniture, PetSmart, Ross Dress for Less, Staples
406	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	95.3%	2,065	29.31	Walmart Supercenter	Party City, Shoe Carnival
407	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,356	10.92	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
408	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	94.4%	2,209	14.18	Kroger	Stein Mart
409	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—
410	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	97.2%	790	12.45	BI-LO (Southeastern Grocers)	—
411	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2016	171,224	100.0%	1,364	8.28	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
412	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2015	325,347	76.1%	2,080	8.52	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
413	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	21.9%	129	9.77	—	—
414	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	99.0%	1,904	14.68	—	Ross Dress for Less, T.J.Maxx	Target
415	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2012	360,277	87.7%	3,479	11.59	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
416	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	84.9%	1,413	11.52	Kroger	Citi Trends
417	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	588	11.23	Food Lion (Delhaize)	—
418	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	265,027	98.9%	2,561	9.86	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
419	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	331,386	97.1%	3,218	10.00	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
420	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	95.3%	972	14.53	Publix	—
421	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	95.5%	1,594	12.33	—	Belk, Burkes Outlet, JC Penney, Kmart
422	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	267,558	93.4%	2,806	11.38	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
423	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	96.7%	1,824	7.42	Walmart Supercenter	Goody's	Lowe's
424	Kingston Overlook	Knoxville	TN	Knoxville, TN	2015	122,536	80.7%	914	9.55	—	Babies"R"Us, Sears Outlet
425	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	84.5%	324	8.88	Food Lion (Delhaize)	—
426	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2016	660,013	83.4%	7,635	14.36	—	Academy Sports + Outdoors, Best Buy, Big Lots, DSW, hhgregg, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
427	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	85.4%	1,124	11.53	Kroger	Aaron's
428	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,013	11.89	Kroger	—	Walgreens
429	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,241	6.92	Walmart Supercenter	Dollar Tree
430	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	93.8%	1,164	5.96	Walmart Supercenter	Goody's
431	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	88.1%	300	8.13	—	Bealls (Stage Stores), Family Dollar
432	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2016	420,550	100.0%	4,052	9.64	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
433	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2015	169,552	100.0%	1,819	10.73	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
434	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,930	87.6%	925	11.01	—	24 Hour Fitness
435	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
436	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	647	9.03	El Ahorro Supermarket	Dollar Tree, Family Dollar
437	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	328	6.47	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
438	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.0%	934	7.58	—	Tops Printing
439	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	827	8.60	—	Walgreens
440	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	96.6%	2,562	15.35	—	OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 47

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

441	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,346	25.57	Kroger	CVS
442	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.3%	621	9.63	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
443	Five Points	Corpus Christi	TX	Corpus Christi, TX	2016	276,593	93.7%	3,161	12.40	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
444	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	97.3%	538	8.30	Fiesta Mart	Family Dollar
445	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	81.2%	619	11.06	Save-A-Lot (Supervalu)	Family Dollar
446	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	96.5%	406	9.25	—	Big Lots, O'Reilly Auto Parts
447	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2016	108,545	100.0%	1,115	10.73	El Rio Grande Latin Market	Family Dollar
448	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	87.8%	3,972	10.33	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
449	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	92.1%	935	8.37	Food Town	Burkes Outlet, Walgreens
450	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	90.3%	653	9.72	Albertsons	—
451	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2016	793,319	98.2%	15,544	20.27	SuperTarget*	Best Buy, Big Lots, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
452	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	393	5.64	Foodland Markets	Family Dollar, Hi Style Fashion
453	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,930	11.66	Tom Thumb (Albertsons)	Stein Mart
454	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,857	19.54	Tom Thumb (Albertsons)	DSW
455	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,023	11.46	Truong Nguyen Grocer	—
456	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	262	7.14	—	Dollar Tree, Rent-A-Center
457	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	92.1%	981	10.72	Kroger	—
458	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	747	10.60	Kroger	—
459	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	958	28.30	Kroger	—
460	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	94,086	98.3%	1,965	21.25	—	CVS, Imagination Toys, I W Marks Jewelers
461	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	30,189	100.0%	537	17.79	—	Walgreens
462	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	94.5%	464	10.90	H-E-B	—
463	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	93.2%	536	6.29	Food Town	—
464	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,942	100.0%	770	10.68	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
465	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	75.1%	1,280	18.08	—	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors
466	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	93.9%	1,858	9.50	Kroger	Big Lots, Stein Mart
467	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	77.4%	500	10.05	H-E-B	—
468	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	68.5%	759	9.97	—	Fitness Connection
469	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	98.7%	1,244	7.56	—	Big Lots, Hobby Lobby
470	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	98.1%	766	8.33	Foodarama	Burke's Outlet
471	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,334	13.68	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
472	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	309	7.68	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
473	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.9%	2,718	12.74	Sellers Bros.	Conn's, Office Depot
474	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2016	190,622	89.4%	1,942	11.57	—	99 Cents Only, CVS, dd's Discounts (Ross), Fallas Paredes
475	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	93.1%	1,330	10.63	Food City	—
476	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	94.1%	1,771	10.09	—	24 Hour Fitness, FAMSA, Floor & Décor
477	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College
478	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	97.8%	3,109	21.90	H-E-B	—
479	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,130	13.81	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
480	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	94.4%	2,114	9.23	Fiesta Mart	Marshalls
481	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,478	10.53	Kroger	Hobby Lobby, Palais Royal, Stein Mart
482	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	344	6.48	—	AutoZone, Bealls (Stage Stores), Dollar Tree
483	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	94.7%	870	7.07	Super 1 Foods	Harbor Freight Tools, PetSense
484	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,770	12.13	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
485	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	93.8%	1,486	12.71	Kroger	Sears Hardware
486	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	86.3%	2,080	12.40	Kroger	Burkes Outlet
487	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,140	8.93	Kroger	Goodwill Select Store, Harbor Freight Tools, Walgreens
488	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	69.9%	2,663	23.76	Central Market (H-E-B)	—
489	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	2016	239,102	92.2%	5,910	26.82	Kroger	—
490	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	98.4%	1,014	13.52	H-E-B	Bealls (Stage Stores)	Kmart
491	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	94.7%	799	10.46	Food Town	Family Dollar, Petco
492	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,240	10.77	Randalls (Albertsons)	Palais Royal

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 48

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

493	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.9%	1,170	9.79	Kroger	—
494	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.5%	991	28.20	Randalls (Albertsons)	—
495	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	94.1%	732	16.61	ALDI	Hastings, Walgreens
496	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	100.0%	2,655	14.98	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
497	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	99.0%	1,147	8.72	Food Lion (Ahold)	Mountain Run Bowling, Tractor Supply Co.
498	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	98.2%	1,656	12.99	—	Gold's Gym	Kohl's
499	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	91.3%	771	15.37	—	DXL Destination XL, Once Upon a Child, Tuesday Morning
500	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	92.9%	1,237	15.48	—	2nd & Charles, Chuck E. Cheese's
501	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,171	13.27	Kroger	Hamrick's
502	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	98.2%	1,409	8.63	—	Kohl's, PetSmart
503	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	89	9.57	—	—
504	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,297	7.95	Kroger	Big Lots, Goodwill
505	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,312	100.0%	2,583	17.36	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
506	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	2015	190,242	67.6%	977	7.60	—	Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
507	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,958	8.85	Price Chopper	Flagship Cinemas, T.J.Maxx, Walmart
508	Fitchburg Ridge Shopping Center	Fitchburg	WI	Madison, WI	2003	50,555	83.6%	497	11.75	—	Wisconsin Dialysis
509	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,179	7.48	—	T.J.Maxx
510	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2015	219,618	87.3%	3,026	15.78	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
511	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	91.3%	857	9.55	Pick 'n Save (Kroger)	—	Walmart
512	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	98.7%	1,525	7.59	—	Hobby Lobby, Kohl's	ShopKo
513	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	96.0%	1,206	7.13	Kroger	Big Lots, Dunham's Sports, Peebles
514	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	801	10.63	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					86,295,214	92.6%	$953,696	$12.90

(1) * Indicates grocer is not owned; ** Indicates new grocer at lease to replace recently dark grocer.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 49

GUIDANCE

Supplemental Disclosure Three Months Ended September 30, 2016

GUIDANCE & ADDITIONAL DISCLOSURES

2016 GUIDANCE
	Updated	Prior

NAREIT FFO per common share - diluted	$2.04 - $2.06	$2.03 - $2.06
Key Underlying Assumptions
Same property NOI growth	2.5 - 3.0%	2.5 - 3.5%
Percent leased (at year-end)	92.8 - 93.0%	92.8 - 93.0%
Total rent spread (cash)	10 - 15%	10 - 15%
Total leasing related capital expenditures	$155 - $175M	$155 - $175M
Anchor space repositioning and redevelopment related spending	$95 - $110M	$95 - $110M
General and administrative expenses (1)	$92 - $93M	$92 - $94M
Audit committee review expenses	$4M	$4M
Executive severance expenses	$2M	$2M
Straight-line rental income and amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense	$47 - $49M	$47 - $50M
Cash interest expense	$233 - $234M	$233 - $235M
GAAP interest expense	$227 - $228M	$227 - $229M
Dispositions	$100 - $125M	$75 - $175M

ADDITIONAL DISCLOSURES - as of 9/30/16 (dollars in millions, except per square foot amounts)

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	47	1,032,400	$14.1	$13.62
< 10,000 SF	301	865,123	18.0	20.75
TOTAL	348	1,897,523	$32.1	$16.87

(1) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.

Supplemental Disclosure - Three Months Ended September 30, 2016	Page 51